UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2017 through January 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                      Pioneer Classic
                      Balanced Fund

--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2018
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     AOBLX
                      Class C     PCBCX
                      Class K     PCBKX
                      Class R     CBPRX
                      Class Y     AYBLX

                      [LOGO]   Amundi Pioneer
                               ==============
                             ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          50

Notes to Financial Statements                                                 59

Additional Information                                                        72

Trustees, Officers and Service Providers                                      74

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. As history has demonstrated time and time again, what goes down, eventually bounces back, and this period has not been any different.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should position their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 3

Portfolio Management Discussion | 1/31/18

U.S. stocks delivered strong returns during the six-month period ended January 31, 2018, while credit-sensitive fixed-income investments, including corporate bonds and asset-backed debt, also performed well. In the following interview, Walter Hunnewell, Jr., Charles Melchreit, and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the six-month period. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer, and Mr. Komenda, Deputy Director of Investment-Grade Corporates and a senior vice president at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended January 31, 2018?

A Pioneer Classic Balanced Fund's Class A shares returned 9.88% at net asset value during the six-month period ended January 31, 2018, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays Government/Credit Bond Index (the Bloomberg Barclays Index), returned 15.42% and -0.28%, respectively. During the same period, the average return of the 794 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 8.04%.

Q How would you describe the environment in the domestic equity and bond markets during the six-month period ended January 31, 2018?

A For much of the period, valuations for so-called "risk" assets were propelled higher by a backdrop of synchronized positive growth across major global economies. Conditions in Europe and Japan continued to strengthen, and U.S. gross domestic product (GDP) growth was measured at 3.1% and 2.6%, respectively, over the final two quarters of 2017. Corporate profit growth remained robust, while U.S. unemployment was gauged at 4.1% between October of 2017 and January of 2018, arguably reflecting an environment of full employment and raising hopes that meaningful wage increases would be forthcoming. Meanwhile, consumer confidence hovered at historically strong levels in the final quarter of 2017.

     On the policy front, in October 2017 the U.S. Federal Reserve (the Fed) began to reduce its balance sheet by tapering its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan had been well communicated in advance, however, and so it caused little stir in the markets. Similarly, the Fed's long-telegraphed December interest-rate hike was well absorbed by the markets. As 2017 drew to a close, Congress passed a tax bill which lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation of overseas corporate cash at a favorable tax rate, and expanded the ability of

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 companies to expense capital investment. Those provisions were generally viewed by investors as likely to further boost economic growth as well as corporate profits.

     U.S. equities experienced strong positive performance over the six-month period ended January 31, 2018, as reflected in the 15.42% return for the S&P 500. Within the U.S. equity market, growth stocks outperformed value, and large-cap stocks outperformed their small-cap counterparts. On the fixed-income side, performance within the Bloomberg Barclays Government/Credit Bond Index was led by credit-sensitive corporate debt, while more interest-rate-sensitive government securities were in negative territory for the six months.

Q What were the principal factors driving the Fund's benchmark-relative performance during the six-month period ended January 31, 2018?

A We have continued to focus the Fund's equity strategy on seeking to deliver a competitive overall gross dividend yield*, while also maintaining meaningful exposure to non-dividend-paying stocks of companies in areas of the market that we believe are positioned to benefit from technological innovation and economic recovery.

     Positive contributions to the Fund's benchmark-relative performance during the period were led by a portfolio overweight to and strong selection within information technology, the S&P 500's best-performing sector over the six months. The portfolio's lack of exposure to the utilities sector, the biggest laggard within the S&P 500 over the period, also aided the Fund's performance, as the outlook for rising interest rates weighed on investor sentiment towards the sector. While an underweight to industrials constrained the Fund's relative returns to a degree, that negative was more than offset by positive security selection results within the sector.

     On the downside, stock selection within consumer discretionary had the most significant negative effect on the Fund's benchmark-relative performance. In addition, a portfolio overweight to the defensive consumer staples sector acted as a drag on the Fund's returns in an exuberant market environment, as did an overweight to energy, where valuations largely failed to respond to the strengthening of oil prices. In terms of individual securities, a number of holdings within information technology made positive contributions to the Fund's benchmark-relative returns during the period, led by an overweight position in Cisco Systems. Cisco has made substantial progress in shifting to a subscription-based revenue model, while maintaining profitability in its legacy hardware-based business lines. Similarly, a portfolio overweight to Microsoft added value to the Fund's relative performance, as the market has recognized the software giant's success in migrating revenues toward cloud-based business services. A position in semiconductor company Micron Technology was another

*    Dividends are not guaranteed.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 5 positive contributor to the Fund's relative performance during the period, as the manufacturer of commodity memory chips has successfully improved its DRAM (dynamic random access memory) cost efficiency while expanding into the flash memory segment, which has seen strong demand. Within the industrials sector, the Fund's benchmark-relative performance received a boost from the portfolio's lack of exposure to General Electric, which has encountered market skepticism as it attempts to rationalize its business mix. Stock selection results within industrials also benefited from the Fund's position in KAR Auction Services, a leader in auctioning used cars. The company's results have been buoyed by a large volume of cars coming off lease. Finally, in consumer discretionary, the Fund's position in home-improvement giant Home Depot outperformed on the back of a robust housing market.

     The biggest detractor from the Fund's benchmark-relative performance on the equity side during the period was a lack of portfolio exposure to online-retailer Amazon (consumer discretionary). Though a very strong company, we view Amazon's stock as trading at a relatively high valuation that is inconsistent with our investment strategy. Additional detractors from benchmark-relative returns during the period included the Fund's overweight exposure to broadcaster CBS, another consumer discretionary stock. While overall sentiment with respect to traditional media companies has suffered as consumers have increasingly switched to accessing content via streaming and over-the-top services, we believe the market has been overlooking CBS's proven strength in content development. Other underperformers among the Fund's holdings during the period included Kellogg (consumer staples). The company has seen its packaged product business lines challenged by a shift in consumer preferences towards fresher foods, and so we sold the position during the period. In addition, a position in U.K. pharmaceutical firm GlaxoSmithKline also weighed on the Fund's relative returns. However, we anticipate the market will reward the firm's strong drug and vaccine pipeline in due course, and have maintained the position. Finally, a lack of exposure to pharmaceutical firm AbbVie held back the Fund's relative performance, as sales for AbbVie's blockbuster rheumatoid arthritis drug have exceeded expectations in the face of generic competition.

     Within the Fund's fixed-income allocation, a somewhat "barbelled" positioning along the yield curve was a leading positive contributor to benchmark-relative performance for the six-month period. In particular, the Fund had a significant position in floating-rate securities, which benefited from increased coupons and investor interest as the Fed resumed hiking short-term rates. The Fund's very short-maturity position on the curve was balanced by an overweight to the 30-year maturity range. By contrast, the Fund was underweight the two-to-five-year maturity range, where prices were most negatively affected by market expectations surrounding Fed rate increases. The Fund's short-duration stance compared with the Bloomberg Barclays Index was essentially a neutral factor in

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) During the period, the average duration of the Fund's fixed-income holdings was well below the modified adjusted duration of the Bloomberg Barclays Index, which was 6.6 years.

     Both sector allocation decisions and security selection results within fixed income aided the Fund's relative performance during the period, with a notable underweighting of U.S. Treasuries proving beneficial during a period that saw virtually every spread sector, including corporate bonds, asset-backed securities (ABS), and non-agency MBS outperform Treasuries over the six months. (Spread sectors trade at a yield advantage, or "spread," relative to comparable-duration Treasuries.)

     Within spread sectors, contributions to performance were led by the Fund's overweight to investment-grade corporates, particularly to lower-rated holdings in the "BBB"-quality range. Out-of-benchmark exposure to below-investment-grade corporates also aided the Fund's results, as spreads within the segment were supported by strong credit fundamentals. In addition, security selection within both investment-grade and high-yield corporates aided the Fund's benchmark-relative performance during the six months. The Fund's overweighting of agency MBS also contributed positively to relative results, as the segment outperformed Treasuries despite the Fed's balance-sheet reductions. Overweight portfolio exposures to other securitized sectors, including non-agency MBS, commercial mortgage-backed securities (CMBS), and ABS were another positive contributor to the Fund's performance, as the strengthening in consumer fundamentals supported valuations.

     On the downside within fixed income, the Fund's out-of-benchmark allocation to floating-rate bank loans acted as a constraint on relative performance as loan returns, while positive for the period, lagged the performance of corporate bonds. Additionally, the Fund had a position in Treasury inflation-protected securities (TIPS), which underperformed nominal Treasuries as inflation expectations softened over the six months. A position in event-linked securities, which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, also detracted from the Fund's results. Event-linked bonds can offer the portfolio a valuable source of diversification** and incremental income, but their performance suffered in the wake of an active 2017 Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and the California wildfires, all of which occurred over a short time span. We continue to view modest exposure to those out-of-benchmark market segments as helping to improve the Fund's long-term total return profile.

**   Diversification does not assure a profit nor protect against loss.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 7

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2018? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A Yes, we invested the Fund in Treasury futures as part of our strategy to maintain a shorter-than-benchmark duration. The strategy and the use of the futures in its implementation aided benchmark-relative performance. In addition, the Fund had an allocation to credit default swaps, which were used to hedge exposure to the high-yield sector. The swaps had a modest negative impact on the Fund's benchmark-relative performance as spreads tightened over the period. We did not invest in any equity derivatives.

Q Did the Fund's yield, or distributions to shareholders, change during the six-month period ended January 31, 2018?

A The Fund's quarterly distributions remained relatively consistent throughout the period. Higher market interest rates helped support the income generated from the portfolio's bond investments. Even though we continued to emphasize equities over fixed-income investments during the six months - with a consistent allocation of roughly 62% to 63% of the Fund's total investment portfolio held in equities - our strategy to focus on investing in stocks of companies with solid dividend streams was helpful.

Q What is your investment outlook, and how is the Fund positioned as of January 31, 2018?

A Most economic indicators are pointing to continued growth. The outlook is further supported by relatively supportive monetary policy from most global central banks, despite the Fed's tapering program and the European Central Bank's trimming of its bond purchases. We believe U.S. GDP growth for 2018 should benefit from the recent tax cuts, deregulation, and potentially increased infrastructure spending. The solid employment backdrop should continue to support consumption and the housing market. Higher corporate profits driven by strong global economic growth, tax cuts, and more favorable expensing provisions may also lead to increased fixed investment.

     We think inflation could surprise to the upside in 2018, and it is possible that the Fed may find itself behind the curve in raising rates. We expect the U.S. dollar to be vulnerable to depreciation relative to both developed and emerging markets currencies.

     Globally, the Eurozone and Japan appear to be positioned to enjoy strong economic growth, reflecting both reduced political risk and ongoing central-bank bond purchases. While China's growth rates may moderate in view of its leaders' goals of reining in credit growth and reducing environmental damage, we believe any modest decline in growth there will not disrupt overall Asia, or global GDP growth.

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

     While equities overall appear fully valued at current levels, the market always presents individual, mispriced buying opportunities, and we are cautious regarding shifting the portfolio's assets towards fixed-income in a rising-rate environment. At the end of January 2018, approximately 62% of the Fund's total investment portfolio was held in equities, with the remainder in fixed income (including cash). In broad terms, the equity side of the Fund is positioned with a somewhat cyclical tilt, while incorporating a defensive element due to our focus on dividends. At the end of January 2018, the average dividend yield of the Fund's holdings was 2.6%, versus 1.9% for the S&P 500 Index.

     Within the equity sectors, we remain comfortable with the Fund's overweight to information technology, as we view the sector as well positioned to benefit from increased capital expenditures in the wake of tax reform. Elsewhere, while positioning is essentially neutral relative to the S&P 500, the portfolio's weighting to consumer discretionary remains significant in absolute terms, and we expect the sector to be a prime beneficiary of wage gains and tax cuts. The Fund remains overweight to energy, which has lagged in recent quarters. While the market has been skeptical that production constraints will hold, we expect the price of oil to be supported by demand driven by the backdrop of synchronized global economic growth, and that this will ultimately be reflected in energy stock valuations.

     In terms of trading activity during the six months, we increased the portfolio's exposure to financials, with a focus on banks that we believe are positioned to benefit from higher interest rates and a stronger consumer economy; namely, Bank of America and US Bancorp. The Fund's position in Cisco Systems, which we discussed earlier, was also initiated during the period. Positions eliminated over the last six months included defense contractor Raytheon and "super-regional" bank PNC Financial Services, both of which were sold on strength. We also trimmed the Fund's exposures to multi-line health care services provider Centene, and the aforementioned Home Depot.

     Within fixed income, we continue to position the Fund for solid economic growth and rising interest rates, with overweights to various credit sectors, an underweight to U.S. Treasuries, and a short-duration stance. The Fund holds a position in long-duration TIPS, which is designed to help protect the portfolio should inflation exceed expectations.

     We view structured securities in general as being more attractively valued than corporate securities. The portfolio holds a near-neutral exposure to agency MBS relative to the Bloomberg Barclays Index; however, when non-agency MBS holdings are included, the Fund remains significantly overweight to the residential MBS sector. We have increased the Fund's ABS exposure, while maintaining an overweight to investment-grade CMBS. The portfolio has a benchmark-level weight in investment-grade corporates, and continues to hold non-benchmark positions in high-yield corporates and bank loans.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 9

     Overall investment-grade corporate spreads stand at post-crisis lows, and reflect both lower quality and overall longer duration relative to their historical levels. While those factors are counterbalanced by strong fundamentals, we believe corporate bonds face greater downside risk should volatility increase due to an unexpected change in central-bank policies or a slowdown in global economic growth.

Please refer to the Schedule of Investments on pages 20-49 for a full listing of Fund Securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Portfolio Summary | 1/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         57.7%
U.S. Government and Agency Obligations                                     15.9%
U.S. Corporate Bonds                                                       11.2%
International Common Stocks                                                 5.5%
International Corporate Bonds                                               4.9%
Collateralized Mortgage Obligations                                         1.9%
Municipal Bonds                                                             1.0%
Convertible Preferred Stocks                                                0.5%
Asset Backed Securities                                                     0.5%
Closed-End Funds                                                            0.4%
Senior Secured Floating Rate Loan Interests                                 0.4%
Foreign Government Bonds                                                    0.1%

* Includes investments in insurance-linked securities totaling 1.3% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 21.6%
Information Technology                                                     19.0%
Government                                                                 13.3%
Consumer Discretionary                                                      9.4%
Health Care                                                                 9.2%
Energy                                                                      7.9%
Industrials                                                                 5.9%
Consumer Staples                                                            4.3%
Materials                                                                   3.5%
Real Estate                                                                 2.9%
Utilities                                                                   2.1%
Telecommunication Services                                                  0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1. Microsoft Corp.                                                       3.59%
--------------------------------------------------------------------------------
  2. Alphabet, Inc., Class A                                               3.33
--------------------------------------------------------------------------------
  3. Cisco Systems, Inc.                                                   2.85
--------------------------------------------------------------------------------
  4. Apple, Inc.                                                           2.67
--------------------------------------------------------------------------------
  5. Zoetis, Inc., Class A                                                 1.78
--------------------------------------------------------------------------------
  6. Bank of America Corp.                                                 1.78
--------------------------------------------------------------------------------
  7. CME Group, Inc., Class A                                              1.77
--------------------------------------------------------------------------------
  8. Gilead Sciences, Inc.                                                 1.77
--------------------------------------------------------------------------------
  9. Altria Group, Inc.                                                    1.76
--------------------------------------------------------------------------------
 10. eBay, Inc.                                                            1.57
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 11

Prices and Distributions | 1/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      1/31/18                    7/31/17
--------------------------------------------------------------------------------
          A                         $9.77                      $9.65
--------------------------------------------------------------------------------
          C                         $9.70                      $9.58
--------------------------------------------------------------------------------
          K                         $9.77                      $9.65
--------------------------------------------------------------------------------
          R                         $9.78                      $9.64
--------------------------------------------------------------------------------
          Y                         $9.83                      $9.71
--------------------------------------------------------------------------------

Distributions per Share: 8/1/17-1/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A              $0.0915                $0.2026          $0.5036
--------------------------------------------------------------------------------
          C              $0.0532                $0.2026          $0.5036
--------------------------------------------------------------------------------
          K              $0.1095                $0.2026          $0.5036
--------------------------------------------------------------------------------
          R              $0.0668                $0.2026          $0.5036
--------------------------------------------------------------------------------
          Y              $0.1067                $0.2026          $0.5036
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Performance Update | 1/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
          Net       Public     ment/          Standard
          Asset     Offering   Credit         & Poor's
          Value     Price      Bond           500
Period    (NAV)     (POP)      Index          Index
--------------------------------------------------------------------------------
10 years   7.11%     6.61%     3.76%           9.77%
5 years    9.53      8.53      2.06           15.90
1 year    16.10     10.88      2.52           26.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
          Gross     Net
--------------------------------------------------------------------------------
          1.32%     1.29%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Classic  Bloomberg Barclays U.S.
                 Balanced Fund    Government/Credit Bond Index    S&P 500 Index
1/08             $ 9,550          $10,000                         $10,000
1/09             $ 7,094          $10,213                         $ 6,137
1/10             $ 9,291          $11,003                         $ 8,171
1/11             $10,590          $11,566                         $ 9,984
1/12             $10,900          $12,700                         $10,405
1/13             $12,035          $13,066                         $12,151
1/14             $13,723          $13,050                         $14,765
1/15             $15,147          $13,995                         $16,866
1/16             $14,721          $13,847                         $16,753
1/17             $16,343          $14,110                         $20,111
1/18             $18,974          $14,465                         $25,422

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 13

Performance Update | 1/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                               ment/          Standard
                               Credit         & Poor's
          If        If Re-     Bond           500
Period    Held      deemed     Index          Index
--------------------------------------------------------------------------------
10 years   6.23%     6.23%     3.76%           9.77%
5 years    8.69      8.69      2.06           15.90
1 year    15.28     15.28      2.52           26.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
          Gross
--------------------------------------------------------------------------------
          2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Classic  Bloomberg Barclays U.S.
                 Balanced Fund    Government/Credit Bond Index    S&P 500 Index
1/08             $10,000          $10,000                         $10,000
1/09             $ 7,360          $10,213                         $ 6,137
1/10             $ 9,548          $11,003                         $ 8,171
1/11             $10,788          $11,566                         $ 9,984
1/12             $11,021          $12,700                         $10,405
1/13             $12,059          $13,066                         $12,151
1/14             $13,642          $13,050                         $14,765
1/15             $14,950          $13,995                         $16,866
1/16             $14,407          $13,847                         $16,753
1/17             $15,868          $14,110                         $20,111
1/18             $18,293          $14,465                         $25,422

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Performance Update | 1/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                    Net        ment/          Standard
                    Asset      Credit         & Poor's
                    Value      Bond           500
Period              (NAV)      Index          Index
--------------------------------------------------------------------------------
10 years             7.17%     3.76%           9.77%
5 years              9.66      2.06           15.90
1 year              16.57      2.52           26.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Classic  Bloomberg Barclays U.S.
                 Balanced Fund    Government/Credit Bond Index    S&P 500 Index
1/08             $5,000,000       $5,000,000                      $ 5,000,000
1/09             $3,714,323       $5,106,711                      $ 3,068,660
1/10             $4,864,270       $5,501,714                      $ 4,085,512
1/11             $5,544,632       $5,782,828                      $ 4,991,926
1/12             $5,706,883       $6,350,192                      $ 5,202,477
1/13             $6,300,922       $6,532,873                      $ 6,075,370
1/14             $7,184,848       $6,525,034                      $ 7,382,606
1/15             $7,930,444       $6,997,341                      $ 8,432,775
1/16             $7,706,140       $6,923,498                      $ 8,376,670
1/17             $8,571,158       $7,054,912                      $10,055,381
1/18             $9,991,385       $7,232,335                      $12,710,944

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 15

Performance Update | 1/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                    Net        ment/          Standard
                    Asset      Credit         & Poor's
                    Value      Bond           500
Period              (NAV)      Index          Index
--------------------------------------------------------------------------------
10 years             7.06%     3.76%           9.77%
5 years              9.45      2.06           15.90
1 year              15.93      2.52           26.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                    Gross      Net
--------------------------------------------------------------------------------
                    1.69%      1.43%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Classic  Bloomberg Barclays U.S.
                 Balanced Fund    Government/Credit Bond Index    S&P 500 Index
1/08             $10,000          $10,000                         $10,000
1/09             $ 7,429          $10,213                         $ 6,137
1/10             $ 9,729          $11,003                         $ 8,171
1/11             $11,089          $11,566                         $ 9,984
1/12             $11,414          $12,700                         $10,405
1/13             $12,602          $13,066                         $12,151
1/14             $14,370          $13,050                         $14,765
1/15             $15,861          $13,995                         $16,866
1/16             $15,399          $13,847                         $16,753
1/17             $17,069          $14,110                         $20,111
1/18             $19,789          $14,465                         $25,422

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Performance Update | 1/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                               U.S. Govern-
                    Net        ment/          Standard
                    Asset      Credit         & Poor's
                    Value      Bond           500
Period              (NAV)      Index          Index
--------------------------------------------------------------------------------
10 years             7.41%     3.76%           9.77%
5 years              9.81      2.06           15.90
1 year              16.42      2.52           26.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.08%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Classic  Bloomberg Barclays U.S.
                 Balanced Fund    Government/Credit Bond Index    S&P 500 Index
1/08             $ 5,000,000      $5,000,000                      $ 5,000,000
1/09             $ 3,725,865      $5,106,711                      $ 3,068,660
1/10             $ 4,897,517      $5,501,714                      $ 4,085,512
1/11             $ 5,600,837      $5,782,828                      $ 4,991,926
1/12             $ 5,786,870      $6,350,192                      $ 5,202,477
1/13             $ 6,399,616      $6,532,873                      $ 6,075,370
1/14             $ 7,328,983      $6,525,034                      $ 7,382,606
1/15             $ 8,113,969      $6,997,341                      $ 8,432,775
1/16             $ 7,901,482      $6,923,498                      $ 8,376,670
1/17             $ 8,778,712      $7,054,912                      $10,055,381
1/18             $10,220,038      $7,232,335                      $12,710,944

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2017 through January 31, 2018.

---------------------------------------------------------------------------------
Share Class                   A           C           K          R          Y
---------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00  $1,000.00  $1,000.00
Value on 8/1/17
---------------------------------------------------------------------------------
Ending Account            $1,098.80   $1,095.20   $1,100.90  $1,098.30  $1,099.80
Value (after expenses)
on 1/31/18
---------------------------------------------------------------------------------
Expenses Paid             $    6.08   $    9.93   $    4.29  $    6.88  $    4.87
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.88%, 0.81%, 1.30% and 0.92% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2017 through January 31, 2018.

---------------------------------------------------------------------------------
Share Class                   A           C           K          R          Y
---------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00  $1,000.00  $1,000.00
Value on 8/1/17
---------------------------------------------------------------------------------
Ending Account            $1,019.41   $1,015.73   $1,021.12  $1,018.65  $1,020.57
Value (after expenses)
on 1/31/18
---------------------------------------------------------------------------------
Expenses Paid             $    5.85   $    9.55   $    4.13  $    6.61  $    4.69
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.88%, 0.81%, 1.30% and 0.92% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 19

Schedule of Investments | 1/31/18 (unaudited)

--------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 99.5%
                           CONVERTIBLE PREFERRED STOCK --
                           0.5% of Net Assets
                           BANKS -- 0.5%
                           Diversified Banks -- 0.5%
          455(a)           Bank of America Corp., 7.25%                                  $       574,210
          700(a)           Wells Fargo & Co., 7.5%                                               896,000
                                                                                         ---------------
                           Total Banks                                                   $     1,470,210
--------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCK
                           (Cost $1,305,067)                                             $     1,470,210
--------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 63.2% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.1%
                           Auto Parts & Equipment -- 0.1%
        5,298              Adient Plc                                                    $       343,311
                                                                                         ---------------
                           Total Automobiles & Components                                $       343,311
--------------------------------------------------------------------------------------------------------
                           BANKS -- 4.6%
                           Diversified Banks -- 4.6%
      157,727              Bank of America Corp.                                         $     5,047,264
       11,084              Citigroup, Inc.                                                       869,872
       33,708              JPMorgan Chase & Co.                                                3,899,005
       59,214              US Bancorp                                                          3,383,488
                                                                                         ---------------
                           Total Banks                                                   $    13,199,629
--------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 2.8%
                           Building Products -- 1.0%
       62,077              Masco Corp.                                                   $     2,772,359
--------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 1.4%
       15,788              Carlisle Cos., Inc.                                           $     1,803,148
       12,881              Honeywell International, Inc.                                       2,056,709
                                                                                         ---------------
                                                                                         $     3,859,857
--------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.4%
        7,483              Snap-on, Inc.                                                 $     1,281,912
                                                                                         ---------------
                           Total Capital Goods                                           $     7,914,128
--------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 1.6%
                           Diversified Support Services -- 1.1%
       58,893              KAR Auction Services, Inc.                                    $     3,212,024
--------------------------------------------------------------------------------------------------------
                           Human Resource & Employment Services -- 0.5%
       20,567              Randstad Holding NV                                           $     1,451,844
                                                                                         ---------------
                           Total Commercial Services & Supplies                          $     4,663,868
--------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.5%
                           Apparel, Accessories & Luxury Goods -- 0.4%
       22,037              Tapestry, Inc.                                                $     1,036,620
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                           Leisure Products -- 0.1%
        4,131              Hasbro, Inc.                                                  $       390,669
                                                                                         ---------------
                           Total Consumer Durables & Apparel                             $     1,427,289
--------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 2.3%
                           Leisure Facilities -- 0.9%
       38,179              Cedar Fair LP                                                 $     2,588,536
--------------------------------------------------------------------------------------------------------
                           Restaurants -- 1.4%
        3,197(b)           Chipotle Mexican Grill, Inc., Class A                         $     1,038,258
       16,932              McDonald's Corp.                                                    2,897,742
                                                                                         ---------------
                                                                                         $     3,936,000
                                                                                         ---------------
                           Total Consumer Services                                       $     6,524,536
--------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 4.1%
                           Asset Management & Custody Banks -- 1.5%
        9,129              Affiliated Managers Group, Inc.                               $     1,822,422
       27,159              Invesco, Ltd.                                                         981,255
       12,778              T.Rowe Price Group, Inc.                                            1,426,408
                                                                                         ---------------
                                                                                         $     4,230,085
--------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.8%
       59,762              Synchrony Financial                                           $     2,371,356
--------------------------------------------------------------------------------------------------------
                           Financial Exchanges & Data -- 1.8%
       32,755              CME Group, Inc., Class A                                      $     5,027,238
                                                                                         ---------------
                           Total Diversified Financials                                  $    11,628,679
--------------------------------------------------------------------------------------------------------
                           ENERGY -- 5.4%
                           Integrated Oil & Gas -- 2.2%
       33,206              Chevron Corp.                                                 $     4,162,372
       27,551              Occidental Petroleum Corp.                                          2,065,499
                                                                                         ---------------
                                                                                         $     6,227,871
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.7%
       26,103              Helmerich & Payne, Inc.                                       $     1,880,199
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.5%
       12,799              EOG Resources, Inc.                                           $     1,471,885
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.5%
       12,818              Phillips 66                                                   $     1,312,563
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.5%
       37,842              Enbridge, Inc.                                                $     1,386,152
       62,921              Targa Resources Corp.                                               3,020,208
                                                                                         ---------------
                                                                                         $     4,406,360
                                                                                         ---------------
                           Total Energy                                                  $    15,298,878
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 21

--------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 3.3%
                           Packaged Foods & Meats -- 1.5%
       32,146              General Mills, Inc.                                           $     1,880,219
       21,502              Hershey Co.                                                         2,372,316
                                                                                         ---------------
                                                                                         $     4,252,535
--------------------------------------------------------------------------------------------------------
                           Tobacco -- 1.8%
       70,877              Altria Group, Inc.                                            $     4,985,488
                                                                                         ---------------
                           Total Food, Beverage & Tobacco                                $     9,238,023
--------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 1.8%
                           Health Care Equipment -- 1.2%
        6,055              Becton Dickinson and Co.                                      $     1,471,002
       21,798              Medtronic Plc                                                       1,872,230
                                                                                         ---------------
                                                                                         $     3,343,232
--------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.6%
        7,782              Cooper Cos., Inc.                                             $     1,904,022
                                                                                         ---------------
                           Total Health Care Equipment & Services                        $     5,247,254
--------------------------------------------------------------------------------------------------------
                           INSURANCE -- 1.5%
                           Life & Health Insurance -- 0.8%
       54,401              Sun Life Financial, Inc.                                      $     2,359,371
--------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.7%
       30,763              Hartford Financial Services Group, Inc.                       $     1,807,634
                                                                                         ---------------
                           Total Insurance                                               $     4,167,005
--------------------------------------------------------------------------------------------------------
                           MATERIALS -- 3.0%
                           Diversified Metals & Mining -- 0.6%
       35,930              BHP Billiton, Ltd. (A.D.R.)                                   $     1,761,289
--------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.7%
       17,511              International Paper Co.                                       $     1,100,741
       19,025              Sealed Air Corp.                                                      900,834
                                                                                         ---------------
                                                                                         $     2,001,575
--------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 1.3%
        8,511              Ecolab, Inc.                                                  $     1,171,795
       22,725              HB Fuller Co.                                                       1,178,291
        2,740              Sherwin-Williams Co.                                                1,142,881
                                                                                         ---------------
                                                                                         $     3,492,967
--------------------------------------------------------------------------------------------------------
                           Steel -- 0.4%
       17,048              Nucor Corp.                                                   $     1,141,534
                                                                                         ---------------
                           Total Materials                                               $     8,397,365
--------------------------------------------------------------------------------------------------------
                           MEDIA -- 1.8%
                           Broadcasting -- 0.6%
       28,364              CBS Corp., Class B                                            $     1,634,050
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                           Cable & Satellite -- 1.2%
       84,370              Comcast Corp., Class A                                        $     3,588,256
                                                                                         ---------------
                           Total Media                                                   $     5,222,306
--------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 6.3%
                           Biotechnology -- 1.8%
       59,912              Gilead Sciences, Inc.                                         $     5,020,626
--------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 4.5%
       47,918              AstraZeneca Plc (A.D.R.)                                      $     1,680,005
       49,581              GlaxoSmithKline Plc (A.D.R.)                                        1,859,783
      113,925              Pfizer, Inc.                                                        4,219,782
       65,870              Zoetis, Inc., Class A                                               5,054,205
                                                                                         ---------------
                                                                                         $    12,813,775
                                                                                         ---------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences          $    17,834,401
--------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 2.2%
                           Specialized REITs -- 2.2%
       17,524              Crown Castle International Corp.                              $     1,976,181
        2,514              Equinix, Inc.                                                       1,144,348
       50,882              Iron Mountain, Inc.                                                 1,782,396
       20,056              Lamar Advertising Co., Class A                                      1,444,032
                                                                                         ---------------
                           Total Real Estate                                             $     6,346,957
--------------------------------------------------------------------------------------------------------
                           RETAILING -- 2.9%
                           Apparel Retail -- 0.7%
       22,348              TJX Cos., Inc.                                                $     1,794,991
--------------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 1.4%
       20,047              Home Depot, Inc.                                              $     4,027,442
--------------------------------------------------------------------------------------------------------
                           Internet & Direct Marketing Retail -- 0.8%
        1,209(b)           Priceline Group, Inc.                                         $     2,311,669
                                                                                         ---------------
                           Total Retailing                                               $     8,134,102
--------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 3.0%
                           Semiconductors -- 3.0%
        6,341              Broadcom, Ltd.                                                $     1,572,758
       32,548              Microchip Technology, Inc.                                          3,099,221
       40,623(b)           Micron Technology, Inc.                                             1,776,038
       43,579              Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)               1,974,564
                                                                                         ---------------
                           Total Semiconductors & Semiconductor Equipment                $     8,422,581
--------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 8.8%
                           Internet Software & Services -- 4.9%
        7,989(b)           Alphabet, Inc., Class A                                       $     9,444,756
      109,744(b)           eBay, Inc.                                                          4,453,411
                                                                                         ---------------
                                                                                         $    13,898,167
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 23

--------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
--------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.3%
        6,446              International Business Machines Corp.                         $     1,055,210
--------------------------------------------------------------------------------------------------------
                           Systems Software -- 3.6%
      107,307              Microsoft Corp.                                               $    10,195,238
                                                                                         ---------------
                           Total Software & Services                                     $    25,148,615
--------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 6.6%
                           Communications Equipment -- 2.8%
      195,100              Cisco Systems, Inc.                                           $     8,104,454
--------------------------------------------------------------------------------------------------------
                           Computer Storage & Peripherals -- 2.7%
       45,315              Apple, Inc.                                                   $     7,587,091
--------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.5%
       13,472              TE Connectivity, Ltd.                                         $     1,381,284
--------------------------------------------------------------------------------------------------------
                           Technology Hardware, Storage & Peripherals -- 0.6%
       69,772              HP, Inc.                                                      $     1,627,083
                                                                                         ---------------
                           Total Technology Hardware & Equipment                         $    18,699,912
--------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.6%
                           Integrated Telecommunication Services -- 0.6%
      101,632              CenturyLink, Inc.                                             $     1,810,066
                                                                                         ---------------
                           Total Telecommunication Services                              $     1,810,066
--------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $132,446,696)                                           $   179,668,905
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
--------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 0.5% of Net Assets
                           BANKS -- 0.5%
                           Thrifts & Mortgage Finance -- 0.5%
       14,686(c)           Bayview Financial Mortgage Pass-Through Trust, Series
                           2005-C, Class M1, 2.067% (1 Month USD LIBOR +
                           50 bps), 6/28/44                                              $        14,681
      150,000              California Republic Auto Receivables Trust, Series 2014-3,
                           Class C, 3.61%, 6/17/21                                               149,835
      189,338              CRG Issuer, Series 2015-1, Class A, 4.07%, 7/10/22 (144A)             188,865
       38,307              FNA Trust, Series 2015-1, Class A, 3.24%, 12/10/23 (144A)              38,093
      189,803              Nations Equipment Finance Funding II LLC, Series 2014-1A,
                           Class B, 3.276%, 1/20/19 (144A)                                       189,680
      350,000              Navitas Equipment Receivables LLC, Series 2015-1, Class C,
                           4.5%, 6/17/19 (144A)                                                  351,336
      265,000(c)           NovaStar Mortgage Funding Trust, Series 2004-3, Class M4,
                           3.136% (1 Month USD LIBOR + 158 bps), 12/25/34                        267,931

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      189,284              Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                           12/20/28 (144A)                                               $       189,769
                                                                                         ---------------
                           Total Banks                                                   $     1,390,190
--------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $1,375,973)                                             $     1,390,190
--------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           1.9% of Net Assets
                           BANKS -- 1.3%
                           Thrifts & Mortgage Finance -- 1.3%
      330,000(c)           BAMLL Commercial Mortgage Securities Trust, Series
                           2014-FL1, Class B, 3.759% (1 Month USD LIBOR +
                           220 bps), 12/15/31 (144A)                                     $       331,878
      500,000              BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                     500,319
      500,000(d)           Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                           Class B, 4.805%, 3/10/47                                              523,265
      300,000              Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                           Class AAB, 3.371%, 10/10/47                                           302,968
       37,998              Credit Suisse First Boston Mortgage Securities Corp.,
                           Series 2005-C2, Class AMFX, 4.877%, 4/15/37                            37,303
      420,000(d)           GAHR Commercial Mortgage Trust, Series 2015-NRF,
                           Class CFX, 3.382%, 12/15/34 (144A)                                    420,925
       39,056              Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class B1, 5.25%, 4/25/32 (144A)                                        38,666
      643,019(d)           JP Morgan Mortgage Trust, Series 2014-2, Class 1A1,
                           3.0%, 6/25/29 (144A)                                                  638,272
      634,551(d)           Sequoia Mortgage Trust, Series 2013-8, Class A1,
                           3.0%, 6/25/43                                                         620,608
       42,070(d)           Sequoia Mortgage Trust, Series 2013-8, Class A2,
                           2.25%, 6/25/43                                                         39,733
      234,681(d)           Sequoia Mortgage Trust, Series 2015-4, Class A1, 3.0%,
                           11/25/30 (144A)                                                       233,550
                                                                                         ---------------
                           Total Banks                                                   $     3,687,487
--------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 0.6%
                           Government -- 0.6%
       88,141(c)           Federal Home Loan Mortgage Corp. REMICS, Series 1671,
                           Class S, 2.209% (1 Month USD LIBOR + 65 bps), 2/15/24         $        89,931
        8,651              Federal Home Loan Mortgage Corp. REMICS, Series 3738,
                           Class BW, 3.5%, 10/15/28                                                8,646
      781,462              Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                           Class HA, 3.5%, 11/15/25                                              798,486
       12,085              Federal Home Loan Mortgage Corp. REMICS, Series 3841,
                           Class JK, 3.0%, 10/15/38                                               12,143
       45,694(c)           Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                           Class FA, 1.959% (1 Month USD LIBOR + 40 bps), 5/15/41                 45,811

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 25

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Government -- (continued)
       60,456              Federal Home Loan Mortgage Corp. REMICS, Series 3909,
                           Class UG, 2.5%, 8/15/25                                       $        60,500
       31,484(c)           Federal National Mortgage Association Connecticut Avenue
                           Securities, Series 2013-C01, Class M1, 3.561% (1 Month
                           USD LIBOR + 200 bps), 10/25/23                                         31,681
       59,552(c)           Federal National Mortgage Association REMICS, Series
                           2006-23, Class FP, 1.861% (1 Month USD LIBOR +
                           30 bps), 4/25/36                                                       59,524
       41,898(c)           Federal National Mortgage Association REMICS, Series
                           2006-104, Class GF, 1.881% (1 Month USD LIBOR +
                           32 bps), 11/25/36                                                      41,776
       24,037(c)           Federal National Mortgage Association REMICS, Series
                           2007-93, Class FD, 2.111% (1 Month USD LIBOR +
                           55 bps), 9/25/37                                                       24,215
       49,039              Federal National Mortgage Association REMICS, Series
                           2011-25, Class KA, 3.0%, 1/25/24                                       49,165
      147,424(c)           Federal National Mortgage Association REMICS, Series
                           2011-63, Class FG, 2.011% (1 Month USD LIBOR +
                           45 bps), 7/25/41                                                      147,662
      109,000(d)           FREMF Mortgage Trust, Series 2012-K710, Class B,
                           3.812%, 6/25/47 (144A)                                                110,329
       32,315(c)           Government National Mortgage Association, Series
                           2000-36, Class FG, 2.061% (1 Month USD LIBOR +
                           50 bps), 11/20/30                                                      32,573
    1,857,551(d)(e)        Government National Mortgage Association, Series
                           2017-21, Class IO, 0.802%, 10/16/58                                   145,633
                                                                                         ---------------
                           Total Government                                              $     1,658,075
--------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $5,425,737)                                             $     5,345,562
--------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 16.0% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.4%
                           Automobile Manufacturers -- 0.4%
      150,000              Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)       $       162,187
      250,000              Ford Motor Credit Co., LLC, 2.875%, 10/1/18                           251,271
      200,000              Ford Motor Credit Co., LLC, 3.219%, 1/9/22                            199,033
      225,000              Ford Motor Credit Co., LLC, 4.389%, 1/8/26                            229,802
      275,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                            274,284
                                                                                         ---------------
                           Total Automobiles & Components                                $     1,116,577
--------------------------------------------------------------------------------------------------------
                           BANKS -- 1.3%
                           Diversified Banks -- 1.0%
      275,000(a)(d)        BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                           631 bps) (144A)                                               $       300,094
      200,000              BPCE SA, 4.875%, 4/1/26 (144A)                                        210,902
      495,000(c)           Canadian Imperial Bank of Commerce, 2.093% (3 Month
                           USD LIBOR + 32 bps), 2/2/21                                           495,416

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
      200,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                      $       206,937
      250,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                              256,592
      200,000              HSBC Holdings Plc, 4.875%, 1/14/22                                    212,931
      200,000(a)(d)        ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                   215,500
      250,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                           273,876
      250,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                                 258,740
      400,000(a)(d)        Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                           Swap Rate + 572 bps)                                                  457,752
                                                                                         ---------------
                                                                                         $     2,888,740
--------------------------------------------------------------------------------------------------------
                           Regional Banks -- 0.3%
      300,000              KeyBank NA, 2.25%, 3/16/20                                    $       297,703
      300,000              SunTrust Bank, 2.45%, 8/1/22                                          293,027
      330,000              SunTrust Bank, 2.59% (3 Month USD LIBOR +
                           30 bps), 1/29/21                                                      329,779
                                                                                         ---------------
                                                                                         $       920,509
                                                                                         ---------------
                           Total Banks                                                   $     3,809,249
--------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.8%
                           Aerospace & Defense -- 0.5%
      100,000              Embraer Netherlands Finance BV, 5.4%, 2/1/27                  $       106,365
      200,000              L3 Technologies, Inc., 3.95%, 5/28/24                                 204,293
      280,000              Lockheed Martin Corp., 3.1%, 1/15/23                                  281,554
      355,000              Rockwell Collins, Inc., 3.2%, 3/15/24                                 352,332
      185,000              Spirit AeroSystems, Inc., 3.85%, 6/15/26                              184,202
      250,000(f)           United Technologies Corp., 1.778%, 5/4/18                             249,854
                                                                                         ---------------
                                                                                         $     1,378,600
--------------------------------------------------------------------------------------------------------
                           Building Products -- 0.3%
      450,000              Masco Corp., 4.45%, 4/1/25                                    $       469,980
      290,000              Owens Corning, 3.4%, 8/15/26                                          280,656
      110,000              Standard Industries, Inc., 5.5%, 2/15/23 (144A)                       114,400
                                                                                         ---------------
                                                                                         $       865,036
--------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.0%+
       85,000              Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                 $        86,700
       60,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                        62,100
                                                                                         ---------------
                                                                                         $       148,800
                                                                                         ---------------
                           Total Capital Goods                                           $     2,392,436
--------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                           Environmental & Facilities Services -- 0.0%+
       75,000              Republic Services, Inc., 2.9%, 7/1/26                         $        71,642
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 27

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Research & Consulting Services -- 0.1%
      186,000              Verisk Analytics, Inc., 5.5%, 6/15/45                         $       210,899
                                                                                         ---------------
                           Total Commercial Services & Supplies                          $       282,541
--------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Homebuilding -- 0.1%
      175,000              Lennar Corp., 4.75%, 4/1/21                                   $       180,906
                                                                                         ---------------
                           Total Consumer Durables & Apparel                             $       180,906
--------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Education Services -- 0.1%
      250,000              Massachusetts Institute of Technology, 5.6%, 7/1/11           $       333,218
                                                                                         ---------------
                           Total Consumer Services                                       $       333,218
--------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 1.5%
                           Asset Management & Custody Banks -- 0.2%
      280,000(c)           Bank of New York Mellon Corp., 2.817% (3 Month USD
                           LIBOR + 105 bps), 10/30/23                                    $       287,642
      250,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                           6/15/44 (144A)                                                        279,711
      110,000              Legg Mason, Inc., 3.95%, 7/15/24                                      111,031
                                                                                         ---------------
                                                                                         $       678,384
--------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.3%
      250,000              Ally Financial, Inc., 4.625%, 3/30/25                         $       257,190
      300,000              Capital One Financial Corp., 3.75%, 4/24/24                           304,312
      380,000              General Motors Financial Co., Inc., 4.0%, 1/15/25                     384,914
                                                                                         ---------------
                                                                                         $       946,416
--------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.4%
      265,000(a)(d)        Credit Suisse Group AG, 7.125% (5 Year USD Swap
                           Rate + 511 bps)                                               $       288,519
      400,000(c)           ICBCIL Finance Co., Ltd., 3.083% (3 Month USD
                           LIBOR + 167 bps), 11/13/18 (144A)                                     402,891
      265,000(a)(d)        UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                 285,875
                                                                                         ---------------
                                                                                         $       977,285
--------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.3%
       85,000              E*TRADE Financial Corp., 2.95%, 8/24/22                       $        83,521
      195,000(d)           Goldman Sachs Group, Inc., 3.272% (3 Month USD
                           LIBOR + 120 bps), 9/29/25                                             191,076
      250,000              Morgan Stanley, 4.1%, 5/22/23                                         258,662
      175,000              TD Ameritrade Holding Corp., 3.3%, 4/1/27                             173,546
                                                                                         ---------------
                                                                                         $       706,805
--------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.1%
      400,000              Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)          $       391,006
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.2%
      325,000              MassMutual Global Funding II, 2.75%, 6/22/24 (144A)           $       317,585
      250,000              USAA Capital Corp., 2.45%, 8/1/20 (144A)                              248,508
                                                                                         ---------------
                                                                                         $       566,093
                                                                                         ---------------
                           Total Diversified Financials                                  $     4,265,989
--------------------------------------------------------------------------------------------------------
                           ENERGY -- 2.6%
                           Coal & Consumable Fuels -- 0.1%
      250,000              Corp Nacional del Cobre de Chile, 5.625%,
                           10/18/43 (144A)                                               $       302,317
--------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.2%
      170,000              BP Capital Markets Plc, 3.062%, 3/17/22                       $       171,877
      185,000              Petroleos Mexicanos, 3.5%, 1/30/23                                    180,950
       70,000              Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                              76,571
      250,000              Sinopec Group Overseas Development 2014, Ltd.,
                           4.375%, 4/10/24 (144A)                                                261,007
                                                                                         ---------------
                                                                                         $       690,405
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.0%+
      100,000              Rowan Cos., Inc., 4.75%, 1/15/24                              $        91,000
       51,000              Rowan Cos., Inc., 5.85%, 1/15/44                                       40,800
                                                                                         ---------------
                                                                                         $       131,800
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.2%
      213,000              Canadian Natural Resources, Ltd., 6.25%, 3/15/38              $       268,099
       35,000              Canadian Natural Resources, Ltd., 6.75%, 2/1/39                        45,241
      200,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                          206,805
      110,000              Newfield Exploration Co., 5.625%, 7/1/24                              117,700
                                                                                         ---------------
                                                                                         $       637,845
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.5%
      300,000              GS Caltex Corp., 3.25%, 10/1/18 (144A)                        $       300,739
      360,000              Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                         377,431
      162,000              Valero Energy Corp., 6.625%, 6/15/37                                  214,166
      370,000              Valero Energy Corp., 9.375%, 3/15/19                                  398,047
                                                                                         ---------------
                                                                                         $     1,290,383
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.6%
      230,000              Andeavor Logistics LP / Tesoro Logistics Finance Corp.,
                           4.25%, 12/1/27                                                $       231,326
      215,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                               226,044
      135,000              Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                    137,531
      175,000              DCP Midstream Operating LP, 5.6%, 4/1/44                              181,781
      200,000              DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                     214,250
      227,000              Enable Midstream Partners LP, 3.9%, 5/15/24                           226,355

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 29

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- (continued)
       68,000              Enable Midstream Partners LP, 4.4%, 3/15/27                   $        68,463
       95,000              Energy Transfer LP, 6.5%, 2/1/42                                      109,131
      345,000              Kinder Morgan, Inc., 5.05%, 2/15/46                                   363,374
      120,000              Kinder Morgan, Inc., 5.55%, 6/1/45                                    132,289
      125,000              MPLX LP, 4.125%, 3/1/27                                               126,968
      105,000              MPLX LP, 4.875%, 12/1/24                                              111,722
       55,000              MPLX LP, 4.875%, 6/1/25                                                58,460
      105,000              MPLX LP, 5.5%, 2/15/23                                                107,859
      300,000              Phillips 66 Partners LP, 3.75%, 3/1/28                                296,746
      170,000              Plains All American Pipeline LP / PAA Finance Corp.,
                           4.5%, 12/15/26                                                        174,257
       75,000              Plains All American Pipeline LP / PAA Finance Corp.,
                           4.65%, 10/15/25                                                        77,688
      290,000              Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                           307,932
      200,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                            203,801
      175,000              Sunoco Logistics Partners Operations LP, 3.9%, 7/15/26                170,790
      125,000              Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45               127,170
      110,000              Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                112,698
      176,000              Targa Resources Partners LP / Targa Resources Partners
                           Finance Corp., 5.0%, 1/15/28 (144A)                                   174,240
      242,000              Williams Cos., Inc., 7.75%, 6/15/31                                   304,920
      205,000              Williams Partners LP, 5.1%, 9/15/45                                   226,229
                                                                                         ---------------
                                                                                         $     4,472,024
                                                                                         ---------------
                           Total Energy                                                  $     7,524,774
--------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.1%
                           Drug Retail -- 0.1%
      133,072              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                $       140,976
      100,505              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        110,025
                                                                                         ---------------
                                                                                         $       251,001
--------------------------------------------------------------------------------------------------------
                           Food Retail -- 0.0%+
      170,000              Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)         $       166,093
                                                                                         ---------------
                           Total Food & Staples Retailing                                $       417,094
--------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.7%
                           Brewers -- 0.0%+
       55,000              Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19          $        57,796
--------------------------------------------------------------------------------------------------------
                           Distillers & Vintners -- 0.2%
       25,000              Constellation Brands, Inc., 3.2%, 2/15/23                     $        24,971
      230,000              Constellation Brands, Inc., 3.7%, 12/6/26                             231,114
      150,000              Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                147,634
                                                                                         ---------------
                                                                                         $       403,719
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.4%
      300,000(c)           Kraft Heinz Foods Co., 1.98% (3 Month USD LIBOR +
                           57 bps), 2/10/21                                              $       300,856
      250,000              Kraft Heinz Foods Co., 3.95%, 7/15/25                                 253,111
      300,000              Mondelez International Holdings Netherlands BV,
                           2.0%, 10/28/21 (144A)                                                 289,767
       50,000              Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                          48,463
      175,000              Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                          173,661
       85,000(c)           Tyson Foods, Inc., 1.891% (3 Month USD LIBOR +
                           45 bps), 8/21/20                                                       85,248
       80,000(c)           Tyson Foods, Inc., 2.037% (3 Month USD LIBOR +
                           55 bps), 6/2/20                                                        80,528
                                                                                         ---------------
                                                                                         $     1,231,634
--------------------------------------------------------------------------------------------------------
                           Tobacco -- 0.1%
      370,000              Reynolds American, Inc., 4.45%, 6/12/25                       $       387,555
                                                                                         ---------------
                           Total Food, Beverage & Tobacco                                $     2,080,704
--------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                           Health Care Distributors -- 0.1%
      210,000              AmerisourceBergen Corp., 3.45%, 12/15/27                      $       203,739
      200,000              Cardinal Health, Inc., 3.079%, 6/15/24                                193,510
                                                                                         ---------------
                                                                                         $       397,249
--------------------------------------------------------------------------------------------------------
                           Health Care Equipment -- 0.1%
      176,000              Becton Dickinson and Co., 3.734%, 12/15/24                    $       176,413
--------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.2%
      275,000              Anthem, Inc., 3.35%, 12/1/24                                  $       274,224
      100,000              Humana, Inc., 3.95%, 3/15/27                                          101,185
      110,000              Molina Healthcare, Inc., 5.375%, 11/15/22                             114,675
                                                                                         ---------------
                                                                                         $       490,084
                                                                                         ---------------
                           Total Health Care Equipment & Services                        $     1,063,746
--------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                           Household Products -- 0.1%
      195,000              Church & Dwight Co., Inc., 2.45%, 8/1/22                      $       191,222
                                                                                         ---------------
                           Total Household & Personal Products                           $       191,222
--------------------------------------------------------------------------------------------------------
                           INSURANCE -- 2.2%
                           Insurance Brokers -- 0.1%
      275,000              Brown & Brown, Inc., 4.2%, 9/15/24                            $       282,806
--------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.4%
      160,000              Aflac, Inc., 3.625%, 11/15/24                                 $       163,914
      220,000              Principal Financial Group, Inc., 3.3%, 9/15/22                        220,966
       75,000              Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                 74,235

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 31

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- (continued)
      335,000              Protective Life Corp., 7.375%, 10/15/19                       $       360,241
      150,000              Protective Life Global Funding, 2.615%, 8/22/22 (144A)                146,256
      110,000              Teachers Insurance & Annuity Association of America,
                           4.27%, 5/15/47 (144A)                                                 113,538
      110,000              Teachers Insurance & Annuity Association of America,
                           4.9%, 9/15/44 (144A)                                                  123,240
       20,000              Teachers Insurance & Annuity Association of America,
                           6.85%, 12/16/39 (144A)                                                 27,644
                                                                                         ---------------
                                                                                         $     1,230,034
--------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.2%
      200,000              American International Group, Inc., 3.875%, 1/15/35           $       194,197
      250,000              AXA SA, 8.6%, 12/15/30                                                355,675
                                                                                         ---------------
                                                                                         $       549,872
--------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.2%
      250,000              CNA Financial Corp., 4.5%, 3/1/26                             $       261,736
      225,000(d)           Farmers Insurance Exchange, 4.747% (3 Month USD
                           LIBOR + 323 bps), 11/1/57 (144A)                                      222,028
                                                                                         ---------------
                                                                                         $       483,764
--------------------------------------------------------------------------------------------------------
                           Reinsurance -- 1.3%
      250,000(c)           Alamo Re, Ltd., 6.265% (3 Month U.S. Treasury Bill +
                           481 bps), 6/7/18 (144A) (Cat Bond)                            $       249,875
      250,000(c)           Kilimanjaro Re, Ltd., 5.208% (3 Month U.S. Treasury
                           Bill + 375 bps), 11/25/19 (144A) (Cat Bond)                           252,050
      250,000(c)           Kilimanjaro Re, Ltd., 6.208% (3 Month U.S. Treasury
                           Bill + 475 bps), 4/30/18 (144A) (Cat Bond)                            249,975
      250,000(c)           Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.708%
                           (3 Month U.S. Treasury Bill + 925 bps), 12/6/19 (144A)
                           (Cat Bond)                                                            240,450
      250,000(c)           Kilimanjaro Re, Ltd., Series 2015-1, Class E, 8.208%
                           (3 Month U.S. Treasury Bill + 675 bps), 12/6/19 (144A)
                           (Cat Bond)                                                            249,450
      150,000+(g)(h)       Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19             2,040
      100,000+(g)(h)       Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20            83,670
      250,000+(g)(h)       Madison Re, Variable Rate Notes, 3/31/19                               15,875
      250,000(c)           PennUnion Re, Ltd., 5.963% (3 Month U.S. Treasury
                           Bill + 450 bps), 12/7/18 (144A) (Cat Bond)                            250,050
      250,000+(g)(h)       Pinehurst Re, Variable Rate Notes, 1/15/19                            234,836
      250,000(c)           Queen Street X Re, Ltd., 7.218% (3 Month U.S. Treasury
                           Bill + 575 bps), 6/8/18 (144A) (Cat Bond)                             249,700
      250,000(c)           Residential Reinsurance 2016, Ltd., 5.385% (3 Month
                           U.S. Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)              249,400
      250,000(c)           Residential Reinsurance 2017, Ltd., 6.955% (3 Month
                           U.S. Treasury Bill + 550 bps), 12/6/21 (144A) (Cat Bond)              250,625

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
      250,000+(g)(h)(i)    Resilience Re, Ltd., Variable Rate Notes, 4/6/18              $       221,200
      250,000(c)           Sanders Re, Ltd., 4.415% (3 Month U.S. Treasury Bill +
                           296 bps), 5/25/18 (144A) (Cat Bond)                                   250,000
          404+(g)(h)(i)    Sector Re V, Ltd. (Swiss Re), Series 6, Class A, Variable
                           Rate Notes, 3/1/21 (144A)                                              22,046
      250,000+(g)(h)(i)    Sector Re V, Ltd. (Swiss Re), Series 7, Class G, Variable
                           Rate Notes, 3/1/22 (144A)                                             221,175
      250,000(c)           Tailwind Re, Ltd., 2017-1, 8.705% (3 Month U.S.
                           Treasury Bill + 725 bps), 1/8/22 (144A) (Cat Bond)                    249,000
      250,000(c)           Ursa Re, Ltd., 3.5% (ZERO + 350 bps), 5/27/20
                           (144A) (Cat Bond)                                                     250,200
                                                                                         ---------------
                                                                                         $     3,791,617
                                                                                         ---------------
                           Total Insurance                                               $     6,338,093
--------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.3%
                           Commodity Chemicals -- 0.0%+
       70,000              NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                   $        70,438
--------------------------------------------------------------------------------------------------------
                           Copper -- 0.0%+
       80,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                       $        79,500
--------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.0%+
      110,000              CF Industries, Inc., 5.375%, 3/15/44                          $       107,525
--------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.1%
      200,000              Anglo American Capital Plc, 4.875%, 5/14/25 (144A)            $       210,990
--------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.1%
      125,000              Crown Americas LLC / Crown Americas Capital Corp. V,
                           4.25%, 9/30/26                                                $       121,562
--------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.1%
      250,000              International Paper Co., 6.0%, 11/15/41                       $       308,194
                                                                                         ---------------
                           Total Materials                                               $       898,209
--------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.3%
                           Cable & Satellite -- 0.3%
      225,000              Charter Communications Operating LLC / Charter
                           Communications Operating Capital, 6.384%, 10/23/35            $       261,361
      300,000              Cox Communications, Inc., 3.35%, 9/15/26 (144A)                       289,308
       85,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                          87,019
       25,000              Time Warner Cable LLC, 6.55%, 5/1/37                                   29,477
      100,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                               106,250
                                                                                         ---------------
                           Total Media                                                   $       773,415
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 33

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.7%
                           Biotechnology -- 0.3%
      249,000              AbbVie, Inc., 3.2%, 5/14/26                                   $       242,787
       90,000              AbbVie, Inc., 3.6%, 5/14/25                                            90,832
      340,000              Baxalta, Inc., 3.6%, 6/23/22                                          343,906
      250,000              Biogen, Inc., 4.05%, 9/15/25                                          259,527
                                                                                         ---------------
                                                                                         $       937,052
--------------------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.1%
      350,000              Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                 $       348,358
--------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.3%
      300,000              Mylan NV, 3.95%, 6/15/26                                      $       298,146
      285,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24                         286,430
      200,000              Perrigo Finance Unlimited Co., 4.375%, 3/15/26                        204,482
                                                                                         ---------------
                                                                                         $       789,058
                                                                                         ---------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences          $     2,074,468
--------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.7%
                           Diversified REITs -- 0.2%
      300,000              Duke Realty LP, 3.75%, 12/1/24                                $       305,585
      250,000              Essex Portfolio LP, 3.5%, 4/1/25                                      248,403
      125,000              Ventas Realty LP, 3.125%, 6/15/23                                     123,312
                                                                                         ---------------
                                                                                         $       677,300
--------------------------------------------------------------------------------------------------------
                           Health Care REIT -- 0.1%
      280,000              Healthcare Trust of America Holdings LP, 3.5%, 8/1/26         $       270,756
--------------------------------------------------------------------------------------------------------
                           Office REITs -- 0.3%
      100,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27         $       100,063
      110,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   115,519
      250,000              Highwoods Realty LP, 3.625%, 1/15/23                                  249,894
      250,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                       244,976
                                                                                         ---------------
                                                                                         $       710,452
--------------------------------------------------------------------------------------------------------
                           Residential REIT -- 0.1%
      270,000              UDR, Inc., 4.0%, 10/1/25                                      $       276,417
                                                                                         ---------------
                           Total Real Estate                                             $     1,934,925
--------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.4%
                           Home Improvement Retail -- 0.1%
      250,000              Home Depot, Inc., 2.625%, 6/1/22                              $       248,856
--------------------------------------------------------------------------------------------------------
                           Internet & Direct Marketing Retail -- 0.1%
       80,000              Amazon.com, Inc., 2.8%, 8/22/24 (144A)                        $        78,381
      120,000              Priceline Group, Inc., 3.55%, 3/15/28                                 117,459
                                                                                         ---------------
                                                                                         $       195,840
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Internet Retail -- 0.2%
      275,000              Expedia, Inc., 5.0%, 2/15/26                                  $       289,108
      285,000              Priceline Group, Inc., 3.65%, 3/15/25                                 286,505
                                                                                         ---------------
                                                                                         $       575,613
                                                                                         ---------------
                           Total Retailing                                               $     1,020,309
--------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductors -- 0.1%
      285,000              Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                           3.625%, 1/15/24 (144A)                                        $       281,170
                                                                                         ---------------
                           Total Semiconductors & Semiconductor Equipment                $       281,170
--------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.3%
                           Data Processing & Outsourced Services -- 0.0%+
      115,000              Visa, Inc., 2.2%, 12/14/20                                    $       114,250
--------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.1%
      200,000              Alibaba Group Holding, Ltd., 3.4%, 12/6/27                    $       194,096
--------------------------------------------------------------------------------------------------------
                           Systems Software -- 0.2%
      110,000              CA, Inc., 3.6%, 8/15/22                                       $       111,233
      150,000              Microsoft Corp., 2.0%, 8/8/23                                         143,500
      250,000              Oracle Corp., 2.5%, 5/15/22                                           247,289
                                                                                         ---------------
                                                                                         $       502,022
                                                                                         ---------------
                           Total Software & Services                                     $       810,368
--------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                           Electronic Components -- 0.1%
      220,000              Amphenol Corp., 3.125%, 9/15/21                               $       221,429
       81,000              Amphenol Corp., 3.2%, 4/1/24                                           80,512
                                                                                         ---------------
                                                                                         $       301,941
--------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.1%
      250,000              Flex, Ltd., 4.75%, 6/15/25                                    $       262,760
--------------------------------------------------------------------------------------------------------
                           Technology Hardware, Storage & Peripherals -- 0.0%+
       80,000              NCR Corp., 6.375%, 12/15/23                                   $        84,000
                                                                                         ---------------
                           Total Technology Hardware & Equipment                         $       648,701
--------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.2%
                           Integrated Telecommunication Services -- 0.1%
      110,000              CenturyLink, Inc., 5.8%, 3/15/22                              $       107,250
--------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
      250,000              Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)               $       252,000
      100,000              WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                103,568
                                                                                         ---------------
                                                                                         $       355,568
                                                                                         ---------------
                           Total Telecommunication Services                              $       462,818
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 35

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.5%
                           Airlines -- 0.1%
      159,000              Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                           1/15/30 (144A)                                                $       155,995
       36,864              Delta Air Lines 2010-2 Class A Pass Through Trust,
                           4.95%, 5/23/19                                                         37,694
                                                                                         ---------------
                                                                                         $       193,689
--------------------------------------------------------------------------------------------------------
                           Highways & Railtracks -- 0.1%
      300,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                    $       304,383
--------------------------------------------------------------------------------------------------------
                           Railroads -- 0.3%
      150,000              Burlington Northern Santa Fe LLC, 5.15%, 9/1/43               $       181,298
      250,000              TTX Co., 2.25%, 2/1/19 (144A)                                         249,686
      370,000              Union Pacific Corp., 3.375%, 2/1/35                                   362,991
                                                                                         ---------------
                                                                                         $       793,975
                                                                                         ---------------
                           Total Transportation                                          $     1,292,047
--------------------------------------------------------------------------------------------------------
                           UTILITIES -- 1.9%
                           Electric Utilities -- 1.3%
       87,000              AES Corp., 5.125%, 9/1/27                                     $        91,106
      200,000              Dubai Electricity & Water Authority, 7.375%,
                           10/21/20 (144A)                                                       222,250
      310,000              Duquesne Light Holdings, Inc., 3.616%, 8/1/27 (144A)                  304,897
      230,000              Edison International, 2.95%, 3/15/23                                  226,289
      250,000(a)(d)        Electricite de France SA, 5.25% (10 Year USD Swap
                           Rate + 371 bps) (144A)                                                256,875
      200,000(d)           Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                           9/24/73 (144A)                                                        247,500
      250,000              Exelon Corp., 2.85%, 6/15/20                                          250,501
      560,000              Iberdrola International BV, 6.75%, 7/15/36                            724,590
      200,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                    207,944
      125,000              Nevada Power Co., 6.5%, 8/1/18                                        127,912
      265,000              NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                  264,547
       33,920              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                         33,503
      250,000              PPL Capital Funding, Inc, 3.1%, 5/15/26                               240,277
      275,000              Public Service Co. of New Mexico, 7.95%, 5/15/18                      279,646
      250,000              Southwestern Electric Power Co., 3.9%, 4/1/45                         246,410
                                                                                         ---------------
                                                                                         $     3,724,247
--------------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.3%
       60,000              AmeriGas Partners LP / AmeriGas Finance Corp.,
                           5.5%, 5/20/25                                                 $        61,350
       75,000              Boston Gas Co., 3.15%, 8/1/27 (144A)                                   73,200
      250,000              Southern California Gas Co., 5.125%, 11/15/40                         304,316
      293,000              Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                   288,143
                                                                                         ---------------
                                                                                         $       727,009
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 0.1%
       65,382              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                  $        73,015
      170,000              Calpine Corp., 5.75%, 1/15/25                                         161,075
      115,000              NRG Energy, Inc., 5.75%, 1/15/28 (144A)                               115,023
                                                                                         ---------------
                                                                                         $       349,113
--------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.2%
      220,000              Consolidated Edison Co. of New York, Inc.,
                           4.625%, 12/1/54                                               $       246,991
       85,000              Dominion Energy, Inc., 4.45%, 3/15/21                                  88,954
       65,000              San Diego Gas & Electric Co., 3.0%, 8/15/21                            65,651
      215,000              Sempra Energy, 3.4%, 2/1/28                                           210,676
                                                                                         ---------------
                                                                                         $       612,272
                                                                                         ---------------
                           Total Utilities                                               $     5,412,641
--------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $44,803,563)                                            $    45,605,620
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                           15.9% of Net Assets
       46,523              Fannie Mae, 2.5%, 3/1/43                                      $        44,103
       35,423              Fannie Mae, 2.5%, 4/1/43                                               33,580
       17,566              Fannie Mae, 2.5%, 8/1/43                                               16,652
       30,964              Fannie Mae, 2.5%, 4/1/45                                               29,228
       40,997              Fannie Mae, 2.5%, 4/1/45                                               38,698
       40,671              Fannie Mae, 2.5%, 8/1/45                                               38,393
       93,134              Fannie Mae, 3.0%, 10/1/30                                              93,820
      199,503              Fannie Mae, 3.0%, 5/1/31                                              200,871
      273,788              Fannie Mae, 3.0%, 5/1/43                                              269,844
      222,231              Fannie Mae, 3.0%, 6/1/45                                              218,747
       21,129              Fannie Mae, 3.0%, 5/1/46                                               20,773
       94,767              Fannie Mae, 3.0%, 5/1/46                                               93,313
      252,498              Fannie Mae, 3.0%, 11/1/46                                             247,645
      217,647              Fannie Mae, 3.0%, 1/1/47                                              214,306
       73,545              Fannie Mae, 3.0%, 3/1/47                                               72,131
    1,184,411              Fannie Mae, 3.5%, 7/1/43                                            1,199,641
      654,577              Fannie Mae, 3.5%, 9/1/44                                              661,097
    1,510,454              Fannie Mae, 3.5%, 12/1/45                                           1,526,211
      163,262              Fannie Mae, 3.5%, 1/1/46                                              164,960
      247,470              Fannie Mae, 3.5%, 9/1/46                                              250,365
       97,521              Fannie Mae, 3.5%, 1/1/47                                               98,553
      312,563              Fannie Mae, 3.5%, 1/1/47                                              316,475
      215,200              Fannie Mae, 3.5%, 5/1/47                                              217,489
      282,029              Fannie Mae, 3.5%, 5/1/47                                              285,037

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 37

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      519,564              Fannie Mae, 3.5%, 5/1/47                                      $       525,063
      205,576              Fannie Mae, 3.5%, 7/1/47                                              207,769
      281,641              Fannie Mae, 3.5%, 7/1/47                                              284,639
       36,056              Fannie Mae, 3.5%, 8/1/47                                               36,441
      464,145              Fannie Mae, 3.5%, 8/1/47                                              469,133
       69,132              Fannie Mae, 3.5%, 11/1/47                                              69,873
      173,680              Fannie Mae, 3.5%, 12/1/47                                             175,524
      284,539              Fannie Mae, 3.5%, 12/1/47                                             287,545
       95,000              Fannie Mae, 3.5%, 1/1/48                                               95,991
      249,297              Fannie Mae, 4.0%, 9/1/40                                              258,804
      343,548              Fannie Mae, 4.0%, 9/1/40                                              356,585
      187,147              Fannie Mae, 4.0%, 10/1/40                                             196,185
       79,790              Fannie Mae, 4.0%, 1/1/41                                               82,800
      346,555              Fannie Mae, 4.0%, 2/1/41                                              359,527
      653,289              Fannie Mae, 4.0%, 2/1/41                                              677,940
      410,244              Fannie Mae, 4.0%, 3/1/41                                              425,756
      110,469              Fannie Mae, 4.0%, 5/1/42                                              114,621
      528,291              Fannie Mae, 4.0%, 6/1/42                                              550,094
      197,914              Fannie Mae, 4.0%, 9/1/42                                              205,322
      368,715              Fannie Mae, 4.0%, 7/1/43                                              381,029
      182,500              Fannie Mae, 4.0%, 8/1/43                                              189,650
      258,223              Fannie Mae, 4.0%, 8/1/43                                              267,318
      238,718              Fannie Mae, 4.0%, 7/1/44                                              246,892
      298,616              Fannie Mae, 4.0%, 9/1/44                                              308,831
      324,615              Fannie Mae, 4.0%, 9/1/45                                              335,503
      131,419              Fannie Mae, 4.0%, 10/1/45                                             135,813
      169,200              Fannie Mae, 4.0%, 6/1/46                                              174,859
      174,734              Fannie Mae, 4.0%, 7/1/46                                              180,585
      175,379              Fannie Mae, 4.0%, 8/1/46                                              181,251
       85,020              Fannie Mae, 4.0%, 4/1/47                                               88,443
       24,745              Fannie Mae, 4.0%, 6/1/47                                               25,743
       48,368              Fannie Mae, 4.0%, 6/1/47                                               50,319
       72,212              Fannie Mae, 4.0%, 6/1/47                                               74,693
      123,756              Fannie Mae, 4.0%, 6/1/47                                              128,021
      229,986              Fannie Mae, 4.0%, 6/1/47                                              237,936
       79,667              Fannie Mae, 4.0%, 7/1/47                                               82,412
       68,428              Fannie Mae, 4.0%, 8/1/47                                               70,786
      131,105              Fannie Mae, 4.0%, 8/1/47                                              135,650
      152,788              Fannie Mae, 4.0%, 12/1/47                                             158,069
       12,594              Fannie Mae, 4.5%, 11/1/20                                              12,767
      419,689              Fannie Mae, 4.5%, 6/1/40                                              445,942
      310,787              Fannie Mae, 4.5%, 4/1/41                                              330,068

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
        6,865              Fannie Mae, 4.5%, 12/1/43                                     $         7,332
      342,633              Fannie Mae, 4.5%, 12/1/43                                             361,510
      168,572              Fannie Mae, 4.5%, 5/1/46                                              177,771
      107,538              Fannie Mae, 4.5%, 2/1/47                                              114,103
          902              Fannie Mae, 5.0%, 5/1/18                                                  915
      203,132              Fannie Mae, 5.0%, 5/1/31                                              217,245
        4,241              Fannie Mae, 5.0%, 6/1/37                                                4,529
       33,929              Fannie Mae, 5.5%, 3/1/23                                               35,546
        6,442              Fannie Mae, 5.5%, 3/1/34                                                6,997
       12,880              Fannie Mae, 5.5%, 12/1/34                                              14,167
       80,410              Fannie Mae, 5.5%, 10/1/35                                              87,972
       33,075              Fannie Mae, 5.5%, 12/1/35                                              36,363
       35,213              Fannie Mae, 5.5%, 12/1/35                                              38,702
       26,638              Fannie Mae, 5.5%, 5/1/37                                               29,185
      133,460              Fannie Mae, 5.5%, 5/1/38                                              145,940
          878              Fannie Mae, 6.0%, 9/1/29                                                  986
        2,414              Fannie Mae, 6.0%, 8/1/32                                                2,719
       18,952              Fannie Mae, 6.0%, 12/1/33                                              21,127
       16,918              Fannie Mae, 6.0%, 10/1/37                                              18,922
        9,858              Fannie Mae, 6.0%, 12/1/37                                              11,053
       16,616              Fannie Mae, 6.5%, 4/1/29                                               18,386
        4,197              Fannie Mae, 6.5%, 7/1/29                                                4,649
       24,176              Fannie Mae, 6.5%, 5/1/32                                               26,975
       18,919              Fannie Mae, 6.5%, 9/1/32                                               20,963
        9,173              Fannie Mae, 6.5%, 10/1/32                                              10,163
       10,664              Fannie Mae, 7.0%, 1/1/36                                               11,855
       34,057              Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                        34,259
       74,181              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                         73,087
      140,179              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                        138,219
       81,433              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                         80,268
      158,224              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                        155,340
       38,602              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                        37,898
       58,745              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                        57,650
      159,690              Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                        156,722
      128,015              Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                        131,245
      174,987              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                       180,187
      309,438              Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                        314,041
    1,261,736              Federal Home Loan Mortgage Corp., 3.5%, 9/1/42                      1,280,422
      467,032              Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                        473,429
       63,027              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                         63,872
      429,999              Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                        435,018

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 39

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
    1,335,245              Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                $     1,350,454
      485,917              Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                        491,452
      113,922              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                        115,219
      263,330              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        267,217
      289,323              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        293,240
      299,800              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                        304,256
      103,402              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                       104,581
       24,724              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                         25,058
       49,452              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                         50,015
       97,088              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                         98,194
      230,255              Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                        232,879
      211,898              Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                        214,313
      257,870              Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                       260,809
       84,668              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                        85,633
      114,600              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                       115,906
       75,000              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                         75,853
      155,000              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                        156,762
      278,652              Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                        289,106
      506,156              Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                       525,193
      563,650              Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                       584,911
      325,278              Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                        337,557
      763,327              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                        789,349
      216,472              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                        223,840
      223,245              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                        230,812
      660,825              Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                       683,251
      234,646              Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                       242,595
       59,120              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                         61,444
       94,602              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                         98,319
      188,283              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        194,661
      190,758              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        198,254
      326,059              Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                        337,105
       46,996              Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                         48,588
      179,235              Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                       185,306
      538,570              Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                       556,814
      511,283              Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                       529,152
       51,989              Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                         55,010
      196,958              Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                        208,273
      103,082              Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                        109,031
      199,919              Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                        211,461
      188,006              Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                        198,092
       37,543              Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                        40,570

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       35,298              Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                $        38,238
        8,259              Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                          8,972
       16,123              Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                        17,533
       21,384              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                        23,585
       31,562              Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                         35,074
       14,948              Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                         16,666
       24,617              Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                        27,426
       10,131              Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                        11,473
       73,371              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                        79,264
      227,311              Government National Mortgage Association I,
                           3.5%, 11/15/41                                                        232,728
       40,841              Government National Mortgage Association I,
                           3.5%, 10/15/42                                                         41,896
      486,850              Government National Mortgage Association I,
                           4.0%, 9/15/41                                                         507,044
       91,380              Government National Mortgage Association I,
                           4.0%, 4/15/45                                                          94,740
      153,922              Government National Mortgage Association I,
                           4.0%, 6/15/45                                                         159,545
       72,090              Government National Mortgage Association I,
                           4.5%, 5/15/39                                                          76,822
       12,832              Government National Mortgage Association I,
                           5.5%, 8/15/33                                                          14,142
       17,339              Government National Mortgage Association I,
                           5.5%, 9/15/33                                                          18,969
       15,095              Government National Mortgage Association I,
                           6.0%, 10/15/33                                                         16,974
       10,641              Government National Mortgage Association I,
                           6.0%, 9/15/34                                                          11,837
       84,670              Government National Mortgage Association I,
                           6.0%, 9/15/38                                                          94,974
       14,255              Government National Mortgage Association I,
                           6.5%, 10/15/28                                                         15,774
       34,909              Government National Mortgage Association I,
                           6.5%, 5/15/31                                                          38,629
       21,108              Government National Mortgage Association I,
                           6.5%, 6/15/32                                                          24,205
       24,144              Government National Mortgage Association I,
                           6.5%, 12/15/32                                                         27,694
       23,645              Government National Mortgage Association I,
                           6.5%, 5/15/33                                                          26,165
          404              Government National Mortgage Association I,
                           7.0%, 8/15/28                                                             452
        3,010              Government National Mortgage Association I,
                           8.0%, 2/15/30                                                           3,033

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 41

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      113,152              Government National Mortgage Association II,
                           3.0%, 8/20/46                                                 $       112,119
      350,750              Government National Mortgage Association II,
                           3.0%, 9/20/46                                                         347,550
      243,021              Government National Mortgage Association II,
                           3.5%, 11/20/46                                                        247,626
      247,954              Government National Mortgage Association II,
                           3.5%, 10/20/47                                                        252,665
      187,867              Government National Mortgage Association II,
                           4.0%, 10/20/46                                                        194,892
      251,194              Government National Mortgage Association II,
                           4.0%, 1/20/47                                                         260,091
      264,439              Government National Mortgage Association II,
                           4.0%, 12/20/47                                                        275,019
       48,093              Government National Mortgage Association II,
                           4.5%, 10/20/44                                                         50,908
      101,983              Government National Mortgage Association II,
                           4.5%, 11/20/44                                                        107,843
      249,536              Government National Mortgage Association II,
                           4.5%, 8/20/47                                                         262,338
      197,221              Government National Mortgage Association II,
                           4.5%, 10/20/47                                                        207,797
       31,174              Government National Mortgage Association II,
                           5.5%, 2/20/34                                                          34,185
       51,117              Government National Mortgage Association II,
                           6.5%, 11/20/28                                                         57,882
        2,216              Government National Mortgage Association II,
                           7.5%, 9/20/29                                                           2,542
    2,125,000              U.S. Treasury Bills, 2/1/18                                         2,125,000
    1,500,000              U.S. Treasury Bonds, 2.75%, 11/15/47                                1,442,930
      523,755              U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                 518,486
      485,384              U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                496,048
    2,508,906              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                2,641,160
    1,000,000              U.S. Treasury Notes, 1.5%, 10/31/19                                   989,453
      750,000              U.S. Treasury Notes, 2.25%, 11/15/27                                  719,795
                                                                                         ---------------
                                                                                         $    45,202,574
--------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $45,913,227)                                            $    45,202,574
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           FOREIGN GOVERNMENT BOND -- 0.1% of Net Assets
                           Kuwait -- 0.1%
      200,000              Kuwait International Government Bond, 3.5%,
                           3/20/27 (144A)                                                $       199,120
--------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN GOVERNMENT BOND
                           (Cost $198,195)                                               $       199,120
--------------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 1.0% of Net Assets (j)
                           Municipal Education -- 0.1%
      100,000              Massachusetts Development Finance Agency, Phillips
                           Academy, Series B, 4.844%, 9/1/43                             $       114,612
--------------------------------------------------------------------------------------------------------
                           Municipal General -- 0.4%
       55,000              Central Florida Expressway Authority, 5.0%, 7/1/38            $        64,257
      100,000(i)           Central Texas Regional Mobility Authority, 1/1/25                      80,129
      365,000(k)           Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                387,772
       55,000              JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/35                                                          58,678
       55,000              JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/39                                                          58,069
      200,000              JobsOhio Beverage System, Series B, 3.985%, 1/1/29                    207,364
      190,000              Rhode Island Health & Educational Building Corp.,
                           Brown University, Series A, 4.0%, 9/1/47                              198,301
                                                                                         ---------------
                                                                                         $     1,054,570
--------------------------------------------------------------------------------------------------------
                           Municipal Higher Education -- 0.4%
      300,000              Board of Trustees of The Leland Stanford Junior
                           University, 4.75%, 5/1/19                                     $       308,471
      137,000              George Washington University, 3.485%, 9/15/22                         138,241
       70,000              New York State Dormitory Authority, Columbia University,
                           Series A-2, 5.0%, 10/1/46                                              92,415
      200,000              University of California, Series AG, 4.062%, 5/15/33                  207,832
      430,000              University of California, Series AX, 3.063%, 7/1/25                   425,915
                                                                                         ---------------
                                                                                         $     1,172,874
--------------------------------------------------------------------------------------------------------
                           Municipal Medical -- 0.1%
      100,000              Health & Educational Facilities Authority of the State
                           of Missouri, Washington University, Series A,
                           3.685%, 2/15/47                                               $        97,458
      105,000              Illinois Finance Authority, Northwestern Memorial
                           Healthcare, 4.0%, 7/15/47                                             108,619
       40,000              Massachusetts Development Finance Agency, Partners
                           Healthcare System, 4.0%, 7/1/36                                        41,833
       65,000              Massachusetts Development Finance Agency, Partners
                           Healthcare System, 4.0%, 7/1/41                                        67,480
                                                                                         ---------------
                                                                                         $       315,390
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 43

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           Municipal School District -- 0.0%+
      105,000(k)           State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31      $       113,932
--------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $2,756,803)                                             $     2,771,378
--------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 0.4% of Net Assets*(c)
                           CAPITAL GOODS -- 0.1%
                           Industrial Machinery -- 0.1%
      242,550              Mueller Water Products, Inc., Initial Term Loan, 4.111%
                           (LIBOR + 250 bps), 11/25/21                                   $       244,824
                                                                                         ---------------
                           Total Capital Goods                                           $       244,824
--------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Leisure Facilities -- 0.1%
      172,389              Six Flags Theme Parks, Inc., Tranche B Term Loan,
                           3.571% (LIBOR + 200 bps/PRIME + 100 bps), 6/30/22             $       173,978
                                                                                         ---------------
                           Total Consumer Services                                       $       173,978
--------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Other Diversified Financial Services -- 0.0%+
      134,349              Fly Funding II S.a r.l., Term Loan, 3.4% (LIBOR +
                           200 bps), 2/9/23                                              $       135,021
                                                                                         ---------------
                           Total Diversified Financials                                  $       135,021
--------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                           Agricultural Products -- 0.1%
      215,184              Darling Ingredients, Inc. (fka Darling International, Inc.),
                           Term B Loan, 3.589% (LIBOR + 200 bps/PRIME +
                           100 bps), 12/18/24                                            $       218,009
                                                                                         ---------------
                           Total Food, Beverage & Tobacco                                $       218,009
--------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.0%+
                           Broadcasting -- 0.0%+
       71,829              Sinclair Television Group, Inc., Tranche B Term Loan,
                           3.83% (LIBOR + 225 bps), 1/3/24                               $        72,287
--------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.0%+
       48,392              Kasima LLC, Term Loan, 4.169% (LIBOR + 250
                           bps), 5/17/21                                                 $        48,846
                                                                                         ---------------
                           Total Media                                                   $       121,133
--------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.0%+
                           Integrated Telecommunication Services -- 0.0%+
      145,772              GCI Holdings, Inc., New Term B Loan, 3.823%
                           (LIBOR + 225 bps), 2/2/22                                     $       146,409
                                                                                         ---------------
                           Total Telecommunication Services                              $       146,409
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.1%
                           Electric Utilities -- 0.1%
      230,327              APLH Holdings LP, Term Loan, 5.073% (LIBOR +
                           350 bps), 4/13/23                                             $       232,890
                                                                                         ---------------
                           Total Utilities                                               $       232,890
--------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $1,255,733)                                             $     1,272,264
--------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.5%
                           (Cost $235,480,994)                                           $   282,925,823
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                           Net          Change in Net
                                                           Realized     Unrealized
                                              Dividend     Gain         Appreciation
 Shares                                       Income       (Loss)       (Depreciation)
--------------------------------------------------------------------------------------------------------
                           AFFILIATED ISSUER -- 0.4%
                           CLOSED-END FUND -- 0.4% of Net Assets
                           INSURANCE -- 0.4%
                           Property & Casualty Insurance -- 0.4%
      113,261              Pioneer ILS
                           Interval Fund(l)     11,899           --     (103,275)        $     1,066,919
                                                                                         ---------------
                           Total Insurance                                               $     1,066,919
--------------------------------------------------------------------------------------------------------
                           TOTAL CLOSED-END FUND
                           (Cost $1,154,114)                                             $     1,066,919
--------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.4%
                           (Cost $1,154,114)                                             $     1,066,919
--------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 0.1%                          $       286,618
--------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                          $   284,279,360
========================================================================================================

(A.D.R.)   American Depositary Receipts.

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

ZERO       Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 45

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2018, the value of these securities amounted to $16,912,363, or 5.9% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At January 31, 2018, the value of these securities amounted to $2,990,775, or 1.0% of net assets.
           See Notes to Financial Statements -- Note 1H.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)        Security is perpetual in nature and has no stated maturity date.

(b)        Non-income producing security.

(c) Floating rate note. Coupon rate, reference index and spread shown at January 31, 2018.

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at January 31, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2018.

(g) Structured reinsurance investment. At January 31, 2018, the value of these securities amounted to $800,842, or 0.3% of net assets. See Notes to Financial Statements -- Note 1H.

(h)        Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)        Consists of Revenue Bonds unless otherwise indicated.

(k)        Represents a General Obligation Bond.

(l) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------
 Number of                                                                         Unrealized
 Contracts                          Expiration     Notional           Market       Appreciation
 Long        Description            Date           Amount             Value        (Depreciation)
-------------------------------------------------------------------------------------------------
 30          U.S. 2-Year            03/29/18       $6,421,407         $6,397,033   $ (24,374)
             Note (CBT)
 14          U.S. 5-Year            03/29/18        1,617,219          1,605,953     (11,266)
             Note (CBT)
  8          U.S. Long              03/20/18        1,226,498          1,182,500     (43,998)
             Bond (CBT)
  2          U.S. Ultra             03/20/18          323,192            323,875         683
             Bond (CBT)
-------------------------------------------------------------------------------------------------
                                                   $9,588,316         $9,509,361   $ (78,955)
=================================================================================================

-------------------------------------------------------------------------------------------------
 Number of
 Contracts                          Expiration     Notional           Market       Unrealized
 Short       Description            Date           Amount             Value        Appreciation
-------------------------------------------------------------------------------------------------
 38          U.S. 10-Year           03/20/18       $4,743,431         $4,619,969   $123,462
             Note (CBT)
 22          U.S. 10-Year           03/20/18        2,952,123          2,864,469      87,654
             Ultra (CBT)
-------------------------------------------------------------------------------------------------
                                                   $7,695,554         $7,484,438   $ 211,116
-------------------------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACTS                           $1,892,762         $2,024,923   $ 132,161
=================================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                                       Purchases     Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities                   $19,412,745   $15,126,979
Other Long-term Securities                              64,495,429    97,946,749

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2018, the Fund did not engage in cross trade activity.

At January 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $236,660,811 was as follows:

      Aggregate gross unrealized appreciation for all investments in
         which there is an excess of value over tax cost                $49,844,942
      Aggregate gross unrealized depreciation for all investments in
         which there is an excess of tax cost over value                 (2,380,850)
                                                                        -----------
      Net unrealized appreciation                                       $47,464,092
                                                                        ===========

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 47

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------
                                     Level 1       Level 2       Level 3   Total
----------------------------------------------------------------------------------------
Convertible Preferred Stocks         $  1,470,210  $         --  $     --  $  1,470,210
Common Stocks                         179,668,905            --        --   179,668,905
Asset Backed Securities                        --     1,390,190        --     1,390,190
Collateralized Mortgage Obligations            --     5,345,562        --     5,345,562
Corporate Bonds
   Insurance
       Reinsurance                             --     2,990,775   800,842     3,791,617
   All Other Corporate Bonds                   --    41,814,003        --    41,814,003
U.S. Government and
   Agency Obligations                          --    45,202,574        --    45,202,574
Foreign Government Bond                        --       199,120        --       199,120
Municipal Bonds                                --     2,771,378        --     2,771,378
Senior Secured Floating Rate
   Loan Interests                              --     1,272,264        --     1,272,264
Closed-End Fund                         1,066,919            --        --     1,066,919
----------------------------------------------------------------------------------------
Total Investments in Securities      $182,206,034  $100,985,866  $800,842  $283,992,742
========================================================================================
Other Financial Instruments
Unrealized appreciation
   on futures contracts              $    132,161  $         --  $     --  $    132,161
----------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $    132,161  $         --  $     --  $    132,161
========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                       Corporate
                                                                       Bonds
--------------------------------------------------------------------------------
Balance as of 7/31/17                                                  $653,839
Realized gain (loss)(1)                                                      --
Changed in unrealized appreciation (depreciation)(2)                    (80,653)
Accrued discounts/premiums                                               (7,180)
Purchases                                                               234,836
Sales                                                                        --
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 1/31/18                                                  $800,842
================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended January 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at January 31, 2018:                        $(71,883)
                                                                                   --------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 49

Statement of Assets and Liabilities | 1/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $ 235,480,994)       $ 282,925,823
  Investments in affiliated issuers, at value (cost $ 1,154,114)               1,066,919
  Cash                                                                           875,641
  Futures collateral                                                             111,500
  Variation margin for future contracts                                            2,125
  Net unrealized appreciation on futures contracts                               132,161
  Receivables --
     Fund shares sold                                                            216,665
     Dividends                                                                   115,378
     Interest                                                                    632,328
     Futures contracts                                                             3,516
  Other assets                                                                    44,555
----------------------------------------------------------------------------------------
        Total assets                                                       $ 286,126,611
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $     849,977
     Fund shares repurchased                                                     227,123
     Distributions                                                                 1,952
     Trustees' fees                                                                  893
     Transfer agent fees                                                          64,762
  Due to broker for futures                                                      134,422
  Due to custodian                                                               430,446
  Due to affiliates                                                               53,362
  Accrued expenses                                                                84,314
----------------------------------------------------------------------------------------
        Total liabilities                                                  $   1,847,251
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $ 229,061,585
  Undistributed net investment income                                            118,727
  Accumulated net realized gain on investments                                 7,610,016
  Net unrealized appreciation on investments                                  47,489,032
----------------------------------------------------------------------------------------
        Net assets                                                         $ 284,279,360
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $189,256,770/19,373,953 shares)                        $        9.77
  Class C (based on $50,566,320/5,214,257 shares)                          $        9.70
  Class K (based on $109,586/11,222 shares)                                $        9.77
  Class R (based on $6,340,775/648,671 shares)                             $        9.78
  Class Y (based on $38,005,909/3,865,427 shares)                          $        9.83
MAXIMUM OFFERING PRICE:
  Class A ($9.77 (divided by) 95.5%)                                       $       10.23
========================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Statement of Operations (unaudited)

For the Six Months Ended 1/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $19,415)                                               $ 2,261,190
  Dividends from affiliated issuers                                       11,899
  Interest from unaffiliated issuers                                   1,755,383
-----------------------------------------------------------------------------------------------
     Total investment income                                                       $ 4,028,472
===============================================================================================
EXPENSES:
  Management fees                                                    $   927,440
  Administrative expense                                                  65,168
  Transfer agent fees
     Class A                                                              76,257
     Class C                                                              17,780
     Class K                                                                   6
     Class R                                                              21,630
     Class Y                                                              24,463
  Distribution fees
     Class A                                                             229,384
     Class C                                                             241,952
     Class R                                                              43,579
  Shareholder communications expense                                      29,668
  Custodian fees                                                          25,497
  Registration fees                                                       39,431
  Professional fees                                                       28,484
  Printing expense                                                        11,783
  Pricing expense                                                         25,492
  Trustees' fees                                                           4,781
  Miscellaneous                                                            9,269
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 1,822,064
     Less fees waived and expenses reimbursed
         by the Adviser                                                                (20,800)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 1,801,264
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $ 2,227,208
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
     Investments in unaffiliated issuers                             $17,462,968
     Class actions                                                        11,433
     Futures contracts                                                   162,162
     Other assets and liabilities denominated in foreign currencies       10,371   $17,646,934
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $ 6,615,597
     Investments in affiliated issuers                                  (103,275)
     Futures contracts                                                   141,929
     Other assets and liabilities denominated in foreign currencies       (1,342)  $ 6,652,909
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                           $24,299,843
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $26,527,051
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 51

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                1/31/18             Year Ended
                                                                (unaudited)         7/31/17
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   2,227,208       $   5,063,742
Net realized gain (loss) on investments                            17,646,934          10,447,883
Change in net unrealized appreciation (depreciation)
  on investments                                                    6,652,909           8,778,430
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                       $  26,527,051       $  24,290,055
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.17 per share, respectively)         $  (1,724,290)      $  (3,322,680)
      Class C ($0.05 and $0.10 per share, respectively)              (264,321)           (503,643)
      Class K ($0.11 and $0.20 per share, respectively)                (1,229)             (1,849)
      Class R ($0.07 and $0.16 per share, respectively)              (134,720)           (471,315)
      Class Y ($0.11 and $0.19 per share, respectively)              (423,960)           (720,886)
Net realized gain:
      Class A ($0.71 and $0.04 per share, respectively)           (12,676,668)           (815,185)
      Class C ($0.71 and $0.04 per share, respectively)            (3,415,166)           (227,440)
      Class K ($0.71 and $0.04 per share, respectively)                (7,925)               (484)
      Class R ($0.71 and $0.04 per share, respectively)              (539,062)           (128,445)
      Class Y ($0.71 and $0.04 per share, respectively)            (2,628,346)           (170,006)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                    $ (21,815,687)      $  (6,361,933)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $  24,861,773       $  74,262,486
Reinvestment of distributions                                      20,596,973           5,975,163
Cost of shares repurchased                                        (56,768,095)        (98,774,337)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from Fund share transactions                          $ (11,309,349)      $ (18,536,688)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $  (6,597,985)      $    (608,566)
NET ASSETS:
Beginning of period                                             $ 290,877,345       $ 291,485,911
--------------------------------------------------------------------------------------------------
End of period                                                   $ 284,279,360       $ 290,877,345
==================================================================================================
Undistributed net investment income                             $     118,727       $     440,039
==================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

-----------------------------------------------------------------------------------------
                                 Six Months   Six Months
                                 Ended        Ended
                                 1/31/18      1/31/18         Year Ended   Year Ended
                                 Shares       Amount          7/31/17      7/31/17
                                 (unaudited)  (unaudited)     Shares       Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                       1,340,115   $ 13,031,042     2,782,536   $  25,754,501
Reinvestment of distributions     1,469,765     13,872,954       432,032       3,967,783
Less shares repurchased          (2,076,834)   (20,288,658)   (4,208,615)    (38,904,801)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       733,046   $  6,615,338      (994,047)  $  (9,182,517)
=========================================================================================
Class C
Shares sold                         554,013   $  5,339,398     1,075,844   $   9,835,642
Reinvestment of distributions       365,687      3,418,766        72,511         658,325
Less shares repurchased            (560,073)    (5,393,505)   (1,671,500)    (15,354,537)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       359,627   $  3,364,659      (523,145)  $  (4,860,570)
=========================================================================================
Class K
Shares sold                          11,222   $    106,950        10,112   $      90,012
Reinvestment of distributions            --             --            --              --
Less shares repurchased             (11,222)      (106,948)           --              --
-----------------------------------------------------------------------------------------
      Net increase                       --   $          2        10,112   $      90,012
=========================================================================================
Class R
Shares sold                         146,950   $  1,435,214     2,852,530   $  25,536,217
Reinvestment of distributions        43,454        412,341        55,645         510,155
Less shares repurchased          (2,397,300)   (23,682,636)     (414,219)     (3,879,662)
-----------------------------------------------------------------------------------------
      Net increase (decrease)    (2,206,896)  $(21,835,081)    2,493,956   $  22,166,710
=========================================================================================
Class Y
Shares sold                         513,333   $  4,949,169     1,396,908   $  13,046,114
Reinvestment of distributions       304,405      2,892,912        90,726         838,900
Less shares repurchased            (746,804)    (7,296,348)   (4,473,330)    (40,635,337)
-----------------------------------------------------------------------------------------
      Net increase (decrease)        70,934   $    545,733    (2,985,696)  $ (26,750,323)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 53

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year        Year       Year       Year
                                                             1/31/18       Ended        Ended       Ended      Ended      Ended
                                                             (unaudited)   7/31/17      7/31/16*    7/31/15*   7/31/14*   7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.65      $   9.07     $   9.36    $   9.76   $  10.62   $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(a)   $   0.17(a)  $   0.16(a) $   0.18   $   0.22   $   0.22
   Net realized and unrealized gain (loss) on investments        0.84          0.62        (0.09)       0.46       1.06       1.21
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.92      $   0.79     $   0.07    $   0.64   $   1.28   $   1.43
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.09)     $  (0.17)    $  (0.18)   $  (0.18)  $  (0.22)  $  (0.24)
   Net realized gain                                            (0.71)        (0.04)       (0.18)      (0.86)     (1.92)     (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.80)     $  (0.21)    $  (0.36)   $  (1.04)  $  (2.14)  $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.12      $   0.58     $  (0.29)   $  (0.40)  $  (0.86)  $   0.98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.77      $   9.65     $   9.07    $   9.36   $   9.76   $  10.62
====================================================================================================================================
Total return (b)                                                 9.88%(c)      8.94%(d)     0.88%       6.82%     13.63%     15.21%
Ratio of net expenses to average net assets                      1.15%(e)      1.16%        1.16%       1.16%      1.16%      1.16%
Ratio of net investment income (loss) to average net assets      1.65%(e)      1.87%        1.87%       1.89%      2.22%      2.20%
Portfolio turnover rate                                            30%(c)        51%          47%         44%        49%        41%
Net assets, end of period (in thousands)                     $189,257      $179,867     $178,013    $179,691   $149,672   $134,933
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.15%(e)      1.19%        1.22%       1.23%      1.25%      1.28%
   Net investment income (loss) to average net assets            1.65%(e)      1.84%        1.81%       1.82%      2.13%      2.08%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year         Year      Year
                                                             1/31/18      Ended       Ended       Ended        Ended     Ended
                                                             (unaudited)  7/31/17     7/31/16*    7/31/15*     7/31/14*  7/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.58      $  9.00     $  9.30     $  9.70      $ 10.58   $  9.61
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.04(a)   $  0.10(a)  $  0.10(a)  $  0.11      $  0.15   $  0.13
   Net realized and unrealized gain (loss) on investments       0.84         0.62       (0.11)       0.47         1.04      1.22
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.88      $  0.72     $ (0.01)    $  0.58      $  1.19   $  1.35
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.05)     $ (0.10)    $ (0.11)    $ (0.12)     $ (0.15)  $ (0.17)
   Net realized gain                                           (0.71)       (0.04)      (0.18)      (0.86)       (1.92)    (0.21)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.76)     $ (0.14)    $ (0.29)    $ (0.98)     $ (2.07)  $ (0.38)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.12      $  0.58     $ (0.30)    $ (0.40)     $ (0.88)  $  0.97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.70      $  9.58     $  9.00     $  9.30      $  9.70   $ 10.58
==================================================================================================================================
Total return (b)                                                9.52%(c)     8.10%       0.04%       6.14%(d)    12.60%    14.35%
Ratio of net expenses to average net assets                     1.88%(e)     1.91%       1.93%       1.93%        1.95%     2.01%
Ratio of net investment income (loss) to average net assets     0.92%(e)     1.12%       1.10%       1.10%        1.48%     1.25%
Portfolio turnover rate                                           30%(c)       51%         47%         44%          49%       41%
Net assets, end of period (in thousands)                     $50,566      $46,520     $48,385     $40,470      $23,695   $28,019
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 55

------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended            Year
                                                      1/31/18          Ended        12/1/15 to
                                                      (unaudited)      7/31/17      7/31/16*
------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                  $  9.65          $  9.06      $  9.01
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  0.10(a)       $  0.20(a)   $  0.12(a)
  Net realized and unrealized gain (loss)
      on investments                                     0.84             0.63         0.08
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  0.94          $  0.83      $  0.20
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $ (0.11)         $ (0.20)     $ (0.14)
  Net realized gain                                     (0.71)           (0.04)       (0.01)
------------------------------------------------------------------------------------------------
Total distributions                                   $ (0.82)         $ (0.24)     $ (0.15)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  0.12          $  0.59      $  0.05
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.77          $  9.65      $  9.06
================================================================================================
Total return (b)                                        10.09%(c)(d)      9.36%(e)     2.29%(d)
Ratio of net expenses to average net assets              0.81%(f)         0.85%        0.98%(f)
Ratio of net investment income (loss)
  to average net assets                                  1.99%(f)         2.19%        2.00%(f)
Portfolio turnover rate                                    30%(d)           51%          47%
Net assets, end of period (in thousands)              $   110          $   108      $    10
================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended January 31, 2018, the total return would have been 9.98%.

(d)  Not annualized.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

---------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year        Year
                                                             1/31/18         Ended       Ended       7/1/15 to
                                                             (unaudited)     7/31/17     7/31/16*    7/31/15*
---------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  9.64         $  9.06     $  9.36     $9.27
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.07(a)      $  0.15(a)  $  0.15(a)  $0.00(b)
   Net realized and unrealized gain (loss) on investments       0.85            0.63       (0.10)     0.09
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.92         $  0.78     $  0.05     $0.09
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.07)        $ (0.16)    $ (0.17)    $ --
   Net realized gain                                           (0.71)          (0.04)      (0.18)      --
---------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.78)        $ (0.20)    $ (0.35)    $ --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.14         $  0.58     $ (0.30)    $0.09
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.78         $  9.64     $  9.06     $9.36
===============================================================================================================
Total return (c)                                                9.83%(d)(e)     8.78%       0.67%     0.97%(e)
Ratio of net expenses to average net assets                     1.30%(f)        1.30%       1.30%     1.30%(f)
Ratio of net investment income (loss) to average net assets     1.49%(f)        1.64%       1.73%     2.73%(f)
Portfolio turnover rate                                           30%(e)          51%         47%       44%
Net assets, end of period (in thousands)                     $ 6,341         $27,533     $ 3,277     $ 139
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.53%(f)        1.56%       1.53%     1.67%(f)
   Net investment income (loss) to average net assets           1.25%(f)        1.38%       1.50%     2.36%(f)
===============================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended January 31, 2018, the total return would have been 9.72%.

(e)  Not annualized.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 57

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year      Year      Year
                                                             1/31/18      Ended       Ended       Ended     Ended     Ended
                                                             (unaudited)  7/31/17     7/31/16*    7/31/15*  7/31/14*  7/31/13
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.71      $  9.11     $  9.41     $  9.79   $ 10.66   $  9.66
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(a)   $  0.20(a)  $  0.18(a)  $  0.20   $  0.24   $  0.23
   Net realized and unrealized gain (loss) on investments       0.85         0.63       (0.11)       0.48      1.06      1.24
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.94      $  0.83     $  0.07     $  0.68   $  1.30   $  1.47
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.11)     $ (0.19)    $ (0.19)    $ (0.20)  $ (0.25)  $ (0.26)
   Net realized gain                                           (0.71)       (0.04)      (0.18)      (0.86)    (1.92)    (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.82)     $ (0.23)    $ (0.37)    $ (1.06)  $ (2.17)  $ (0.47)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.12      $  0.60     $ (0.30)    $ (0.38)  $ (0.87)  $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.83      $  9.71     $  9.11     $  9.41   $  9.79   $ 10.66
================================================================================================================================
Total return (b)                                                9.98%(c)     9.26%       0.95%       7.17%    13.77%    15.71%
Ratio of net expenses to average net assets                     0.92%(d)     0.95%       0.95%       0.93%     0.95%     0.90%
Ratio of net investment income (loss) to average net assets     1.88%(d)     2.13%       2.08%       2.10%     2.47%     2.56%
Portfolio turnover rate                                           30%(c)       51%         47%         44%       49%       41%
Net assets, end of period (in thousands)                     $38,006      $36,849     $61,801     $69,014   $37,507   $26,234
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Notes to Financial Statements | 1/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 1, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 59

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Cash may include overnight time deposits at approved financial institutions.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 61

     Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 63

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $5,020,373
     Long-term capital gain                                            1,341,560
     ---------------------------------------------------------------------------
          Total                                                       $6,361,933
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 3,886,946
     Undistributed long-term capital gain                              5,799,277
     Net unrealized appreciation                                      40,820,188
     ---------------------------------------------------------------------------
          Total                                                      $50,506,411
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT") holdings and common stock, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $11,905 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 65 trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

     At January 31, 2018, there were no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2018 was recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended January 31, 2018, was $(8,593,758).

     At January 31, 2018, open futures contracts are listed in Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the Fund's average daily

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 67 net assets over $5 billion. For the six months ended January 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.64% of the Fund's average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A, Class K and Class R shares. Fees waived and expenses reimbursed during the six months ended January 31, 2018 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,374 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended January 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $25,051
Class C                                                                    3,862
Class K                                                                        6
Class Y                                                                      749
--------------------------------------------------------------------------------
  Total                                                                  $29,668
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,988 in distribution fees payable to the Distributor at January 31, 2018.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R or Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended January 31, 2018, CDSC in the amount of $1,456 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan,

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 69 interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2018, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

70 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2018 was as follows:

---------------------------------------------------------------------------------------
Statement of                                         Foreign
Assets and                     Interest   Credit     Exchange    Equity      Commodity
Liabilities                    Risk       Risk       Rate Risk   Risk        Risk
---------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
     on futures contracts      $132,161   $ --       $ --        $ --        $ --
---------------------------------------------------------------------------------------
 Total Value                   $132,161   $ --       $ --        $ --        $ --
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2018 was as follows:

---------------------------------------------------------------------------------------
                               Interest              Foreign
                               Rate        Credit    Exchange    Equity      Commodity
Statement of Operations        Risk        Risk      Rate Risk   Risk        Risk
---------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts             $162,162    $ --      $ --        $ --        $ --
---------------------------------------------------------------------------------------
 Total Value                   $162,162    $ --      $ --        $ --        $ --
=======================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts             $141,929    $ --      $ --        $ --        $ --
---------------------------------------------------------------------------------------
 Total Value                   $141,929    $ --      $ --        $ --        $ --
=======================================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 71

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended July 31, 2017.

72 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 73

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

74 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

                          This page is for your notes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18 75

                          This page is for your notes.

76 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 18831-12-0318

                        Pioneer Multi-Asset
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMAIX
                        Class C     PMACX
                        Class K     PMFKX
                        Class R     PMFRX
                        Class Y     PMFYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          44

Notes to Financial Statements                                                 53

Additional Information                                                        72

Trustees, Officers and Service Providers                                      74

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. As history has demonstrated time and time again, what goes down, eventually bounces back, and this period has not been any different.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should position their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 3

Portfolio Management Discussion | 1/31/18

In the following interview, portfolio managers Marco Pirondini and Tracy Wright* discuss Pioneer Multi-Asset Income Fund's investment strategies and performance during six-month reporting period ended January 31, 2018, along with their outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Ms. Wright, a senior vice president and portfolio manager at Amundi Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer, and Charles Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended January 31, 2018?

A The Fund's Class A shares returned 7.09% at net asset value during the six-month period ended January 31, 2018, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1) returned -0.36% and 14.29%, respectively. During the same period, the average return of the 524 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was 5.06%.

Q How would you describe the global investment environment during the six-month period ended January 31, 2018?

A Global stocks continued to benefit from synchronized economic growth in the developed and emerging markets as well as rising corporate profits during the reporting period. Generally speaking, performance results were strongest for equities in the emerging markets, the United States, and Japan, all of which outperformed the MSCI Index over the six-month period. European stocks trailed the return of the MSCI Index, but still

* NOTE: Tracy Wright has announced her departure from Amundi Pioneer effective March 30, 2018. After March 30, 2018, Mr. Pirondini, Mr. Melchreit, and Mr. Garau will be responsible for the day-to-day management of the Fund.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 delivered positive, double-digit results for the period. Sector performance within the MSCI Index was led by information technology, industrials, energy, and financials.

     Meanwhile, global fixed-income markets underperformed global stocks by a wide margin, but generally netted positive results. However, the Bloomberg Barclays Index delivered slightly negative performance over the six months. With expectations for continued interest-rate increases by the Federal Reserve (the Fed), U.S. government bonds struggled during the final months of the reporting period. (As interest rates rise, bond prices typically fall.)

     With a tightening labor market, the Fed raised its benchmark interest rate once during the period, in December 2017. In its commentary, the Fed maintained its expectation for three more rate hikes in 2018, but also raised its forecast for U.S. economic growth from 2.1% to 2.5% for the next year -- most likely in response to the recent tax cuts enacted by lawmakers in Washington and an anticipated increase in government infrastructure spending.

     As the period progressed, other central banks began to consider moving away from their highly accommodative monetary policies, including the European Central Bank (ECB), which pledged to scale back its current bond-purchasing program.

Q Which of your investment strategies or individual portfolio holdings contributed positively to the Fund's performance during the six-month period ended January 31, 2018?

A Fueled by low market volatility and high equity returns, the semiannual reporting period was one of the strongest six-month periods in the Fund's history, in both absolute return and benchmark-relative terms. Not only did the Fund strongly outperform the Bloomberg Barclays Index, but it captured close to half the return of the MSCI Index, which is a pure equity index, even though the portfolio held a roughly 40% allocation to fixed-income securities.

     The Fund's positive performance during the period was driven by asset allocation decisions, security selection results, and currency strategies. With regard to asset allocation, the portfolio was overweight to equities and underweight to fixed income. Within equities, the Fund was overweight to international stocks relative to the MSCI Index. Within fixed income, the portfolio's short-duration position compared with the Bloomberg Barclays Index supported relative results, as yields of U.S. Treasuries and other higher-quality debt rose over the six months, thus eroding prices of higher-

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 5 quality, long-maturity debt. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

     Security selection results were also strong for the Fund during the period, especially among holdings of government bonds in the emerging markets, of equities, of real estate investment trusts (REITs) in Germany and Singapore, and of equity notes.

     Individual stock positions that contributed positively to the Fund's relative performance during the period included Pfizer, Discover Financial Services, T. Rowe Price, Microsoft, and Cisco Systems. Investors bid up the prices of those stocks as each company is expected to benefit from the lower corporate tax rates in the U.S. enacted with the passage of the Tax Cuts and Jobs Act of 2017. In addition, the Fund's position in Mitsubishi UFJ Financial aided relative performance as the company saw increased earnings driven by an improving Japanese economy. Mitsubishi also reported strong results for the fiscal second quarter and announced a share buyback in November 2017.

     Among the main detractors from the Fund's benchmark-relative performance during the six-month period was an allocation to insurance-linked securities, which struggled in response to numerous natural disasters near the end of 2017, including a particularly active Atlantic hurricane season. Our portfolio's equity hedges, which are designed to help shelter the Fund from market downturns, also were a headwind for relative returns during a period of considerable strength in the global stock markets.

Q What changes did you make to the Fund's positioning during the six-month period ended January 31, 2018?

A We reduced the overall credit- and interest-rate sensitivity of the portfolio in response to stretched valuations and in anticipation of gradual increases in inflation expectations. As part of this strategy, we increased the Fund's cash position by investing in short-term securitized bonds. We also reduced credit risk by trimming the Fund's exposure to high-yield corporate bonds, thereby upgrading the overall quality of the portfolio's fixed-income holdings. We do not see much value in the high-yield asset class, given the historically narrow credit spreads, as issuers of high-yield debt currently have more leverage compared with historical norms. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Finally, we increased the Fund's equity hedges to help protect the portfolio from market volatility in so-called "risk" assets. The sum of those strategies resulted in the portfolio's being more conservatively positioned, on average, than at any time during last five years.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

     At period-end, roughly 60% of the Fund's total investment portfolio was held in equities or equity-linked notes, with international stocks, at nearly 29%, leading the way. A large portion of the Fund's equity exposure is hedged. The Fund's fixed-income allocation stood at slightly less than 40% of the total investment portfolio at the end of the period, with U.S. corporate bonds the largest exposure (13%). The remainder of the portfolio's exposures were spread across a variety of asset classes, including mortgage-backed securities, insurance-linked securities, foreign government bonds, and international corporate bonds.

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2018? If so, did the derivatives have an effect on the Fund's benchmark-relative performance during the period?

A We used forward foreign currency contracts (currency forwards) in an attempt to manage currency risk resulting from the portfolio's country and regional positioning. The currency forwards had a positive effect on the Fund's benchmark-relative performance during the period. As discussed earlier, the portfolio's equity hedges were a detractor from relative returns, given the global equity markets' upward trajectory over the six months.

Q Can you discuss the factors that influenced the Fund's yield, or distributions to shareholders, during the six-month period ended January 31, 2018?

A The Fund's distributions remained relatively stable over the six-month reporting period, ending with a $0.050 per-share distribution in January.

     The Fund made a special distribution of $0.149 per share in December 2017, which included the usual monthly dividend as well as an extra payout resulting from higher-than-expected income generation from the portfolio's equity holdings.

Q    What is your outlook for the coming months?

A The recently completed six-month period, and all of 2017 for that matter, saw a notable lack of market volatility. That began to change just after the close of the period, when global equity markets, led by the United States, sold off sharply. Given the steps that we took to reduce risk in the portfolio during the semiannual reporting period, the Fund held up relatively well during the market correction, in our view.

     We believe economic growth will remain robust in both the United States and overseas regions during 2018, supported by the continued pro-growth monetary policies of most global central banks. U.S. economic growth

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 7 should continue to strengthen with the significant tax cuts, deregulation, and greater infrastructure spending. However, protectionist trade policies could temper the outlook.

     Globally, we think the euro zone and Japan may also see good economic growth, given diminished political risk and ongoing quantitative-easing monetary policies, despite the ECB's pledge to taper its bond purchases. We believe China's economic growth rate may slow moderately, given the government's goals to reign in credit growth from the shadow banking system and to improve the environment; however, we do not anticipate that a modest decline in growth there will disrupt Asia overall, or global economic growth.

Please refer to the Schedule of Investments on pages 19-43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 9

Portfolio Summary | 1/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                28.8%
U.S. Common Stocks                                                         16.1%
Equity Linked Notes                                                        15.7%
U.S. Corporate Bonds                                                       12.9%
U.S. Government and Agency Obligations                                      8.3%
Foreign Government Bonds                                                    5.7%
Asset Backed Securities                                                     3.1%
International Corporate Bonds                                               2.8%
Collateralized Mortgage Obligations                                         2.5%
Closed-End Funds                                                            1.9%
Senior Secured Floating Rate Loan Interests                                 1.5%
Convertible Preferred Stocks                                                0.4%
Rights/Warrants                                                             0.2%
Convertible Corporate Bonds                                                 0.1%

* Includes investments in insurance linked securities totaling 1.1% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 38.7%
Telecommunication Services                                                 11.4%
Information Technology                                                     11.0%
Consumer Discretionary                                                      8.1%
Energy                                                                      7.4%
Health Care                                                                 7.4%
Real Estate                                                                 5.8%
Industrials                                                                 3.7%
Government                                                                  2.5%
Materials                                                                   1.5%
Consumer Staples                                                            1.0%
Insurance                                                                   0.8%
Utilities                                                                   0.7%
Capital Goods                                                               0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Bills, 2/1/18                                            3.25%
--------------------------------------------------------------------------------
 2. Pfizer, Inc.                                                           2.98
--------------------------------------------------------------------------------
 3. AXA SA                                                                 2.69
--------------------------------------------------------------------------------
 4. U.S. Treasury Bills, 2/8/18                                            2.64
--------------------------------------------------------------------------------
 5. Indonesia Treasury Bond, 7.875%, 4/15/19                               2.59
--------------------------------------------------------------------------------
 6. Vodafone Group Plc                                                     2.56
--------------------------------------------------------------------------------
 7. Orange SA                                                              2.54
--------------------------------------------------------------------------------
 8. Blackstone Group LP                                                    2.25
--------------------------------------------------------------------------------
 9. Discover Financial Services                                            2.07
--------------------------------------------------------------------------------
10. TOTAL SA                                                               2.07
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Prices and Distributions | 1/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

----------------------------------------------------------------
     Class                 1/31/18                   7/31/17
----------------------------------------------------------------
       A                    $12.08                    $11.69
----------------------------------------------------------------
       C                    $12.04                    $11.66
----------------------------------------------------------------
       K                    $12.24                    $11.85
----------------------------------------------------------------
       R                    $12.12                    $11.74
----------------------------------------------------------------
       Y                    $12.06                    $11.67
----------------------------------------------------------------

Distributions per Share*: 8/1/17-1/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment            Short-Term              Long-Term
     Class              Income             Capital Gains           Capital Gains
--------------------------------------------------------------------------------
       A               $0.4252                 $  --                   $  --
--------------------------------------------------------------------------------
       C               $0.3772                 $  --                   $  --
--------------------------------------------------------------------------------
       K               $0.4451                 $  --                   $  --
--------------------------------------------------------------------------------
       R               $0.3995                 $  --                   $  --
--------------------------------------------------------------------------------
       Y               $0.4366                 $  --                   $  --
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 11

Performance Update | 1/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                                            Bloomberg       MSCI
                                            Barclays        All
                 Net         Public         U.S.            Country
                 Asset       Offering       Aggregate       World
                 Value       Price          Bond            ND
Period           (NAV)       (POP)          Index           Index
--------------------------------------------------------------------------------
Since
inception
12/22/11          9.52%       8.70%         2.28%           12.58%
5 year            7.80        6.81          2.01            11.02
1 year           16.71       11.46          2.15            27.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                 Gross       Net
--------------------------------------------------------------------------------
                 1.23%       1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Multi-Asset   Bloomberg Barclays          MSCI All Country
              Income Fund           U.S. Aggregate Bond Index   World ND Index
12/11         $ 9,550               $10,000                     $10,000
1/12          $ 9,808               $10,088                     $10,581
1/13          $11,443               $10,349                     $12,148
1/14          $12,651               $10,361                     $13,690
1/15          $12,906               $11,047                     $14,622
1/16          $12,140               $11,029                     $13,628
1/17          $14,273               $11,189                     $16,071
1/18          $16,657               $11,430                     $20,488

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Performance Update | 1/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                                            Bloomberg       MSCI
                                            Barclays        All
                                            U.S.            Country
                                            Aggregate       World
                 If          If             Bond            ND
Period           Held        Redeemed       Index           Index
--------------------------------------------------------------------------------
Since
inception
12/22/11          8.61%       8.61%         2.28%           12.58%
5 year            6.91        6.91          2.01            11.02
1 Year           15.72       15.72          2.15            27.48
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Multi-Asset   Bloomberg Barclays          MSCI All Country
              Income Fund           U.S. Aggregate Bond Index   World ND Index
12/11         $10,000               $10,000                     $10,000
1/12          $10,260               $10,088                     $10,581
1/13          $11,862               $10,349                     $12,148
1/14          $13,006               $10,361                     $13,690
1/15          $13,159               $11,047                     $14,622
1/16          $12,284               $11,029                     $13,628
1/17          $14,316               $11,189                     $16,071
1/18          $16,567               $11,430                     $20,488

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 13

Performance Update | 1/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                             Bloomberg      MSCI
                             Barclays       All
                 Net         U.S.           Country
                 Asset       Aggregate      World
                 Value       Bond           ND
Period           (NAV)       Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11          9.90%      2.28%          12.58%
5 year            8.25       2.01           11.02
1 Year           16.91       2.15           27.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer Multi-Asset   Bloomberg Barclays          MSCI All Country
              Income Fund           U.S. Aggregate Bond Index   World ND Index
12/11         $5,000,000            $5,000,000                  $ 5,000,000
1/12          $5,135,000            $5,043,882                  $ 5,290,717
1/13          $5,991,069            $5,174,298                  $ 6,073,950
1/14          $6,623,785            $5,180,725                  $ 6,845,207
1/15          $6,762,561            $5,523,299                  $ 7,310,999
1/16          $6,383,916            $5,514,466                  $ 6,814,162
1/17          $7,618,387            $5,594,580                  $ 8,035,671
1/18          $8,906,876            $5,714,802                  $10,243,912

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Performance Update | 1/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                             Bloomberg      MSCI
                             Barclays       All
                 Net         U.S.           Country
                 Asset       Aggregate      World
                 Value       Bond           ND
Period           (NAV)       Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11          9.34%      2.28%          12.58%
5 year            7.58       2.01           11.02
1 Year           16.12       2.15           27.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.68%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Multi-Asset   Bloomberg Barclays          MSCI All Country
              Income Fund           U.S. Aggregate Bond Index   World ND Index
12/11         $10,000               $10,000                     $10,000
1/12          $10,270               $10,088                     $10,581
1/13          $11,982               $10,349                     $12,148
1/14          $13,248               $10,361                     $13,690
1/15          $13,512               $11,047                     $14,622
1/16          $12,728               $11,029                     $13,628
1/17          $14,869               $11,189                     $16,071
1/18          $17,267               $11,430                     $20,488

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 15

Performance Update | 1/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2018)
--------------------------------------------------------------------------------
                             Bloomberg      MSCI
                             Barclays       All
                 Net         U.S.           Country
                 Asset       Aggregate      World
                 Value       Bond           ND
Period           (NAV)       Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11          9.71%      2.28%          12.58%
5 year            7.98       2.01           11.02
1 Year           16.96       2.15           27.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------------------------------
                 Gross           Net
--------------------------------------------------------------------------------
                 1.03%           0.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer Multi-Asset   Bloomberg Barclays          MSCI All Country
              Income Fund           U.S. Aggregate Bond Index   World ND Index
12/11         $5,000,000            $5,000,000                  $ 5,000,000
1/12          $5,135,000            $5,043,882                  $ 5,290,717
1/13          $6,002,019            $5,174,298                  $ 6,073,950
1/14          $6,631,774            $5,180,725                  $ 6,845,207
1/15          $6,785,526            $5,523,299                  $ 7,310,999
1/16          $6,400,784            $5,514,466                  $ 6,814,162
1/17          $7,533,895            $5,594,580                  $ 8,035,671
1/18          $8,811,761            $5,714,802                  $10,243,912

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2017, through January 31, 2018.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 8/1/17
--------------------------------------------------------------------------------
Ending Account Value    $1,070.90   $1,065.90   $1,071.60   $1,067.40  $1,072.00
(after expenses)
on 1/31/18
--------------------------------------------------------------------------------
Expenses Paid           $    4.44   $    8.38   $    3.08   $    6.98  $    3.39
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.61%, 0.59%, 1.34% and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2017, through January 31, 2018.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 8/1/17
--------------------------------------------------------------------------------
Ending Account Value    $1,020.92   $1,017.09   $1,022.23   $1,018.45  $1,021.93
(after expenses)
on 1/31/18
--------------------------------------------------------------------------------
Expenses Paid           $    4.33   $    8.19   $    3.01   $    6.82  $    3.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.61%, 0.59%, 1.34% and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Schedule of Investments | 1/31/18 (unaudited)

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 93.5%
                            CONVERTIBLE CORPORATE BOND --
                            0.1% of Net Assets
                            CAPITAL GOODS -- 0.1%
                            Electrical Components & Equipment -- 0.1%
          1,335,000(a)      General Cable Corp., 4.5%, 11/15/29                           $    1,415,391
                                                                                          --------------
                            Total Capital Goods                                           $    1,415,391
--------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BOND
                            (Cost $1,310,243)                                             $    1,415,391
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS --
                            0.4% of Net Assets
                            BANKS -- 0.3%
                            Diversified Banks -- 0.3%
                730(b)      Bank of America Corp., 7.25%                                  $      921,260
              1,876(b)      Wells Fargo & Co., 7.5%                                            2,401,280
                                                                                          --------------
                            Total Banks                                                   $    3,322,540
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.1%
                            Pharmaceuticals -- 0.1%
              1,325         Allergan Plc, 5.5%, 3/1/18                                    $      858,202
                                                                                          --------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences          $      858,202
--------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $4,267,097)                                             $    4,180,742
--------------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 42.0% of Net Assets
                            AUTOMOBILES & COMPONENTS -- 1.6%
                            Auto Parts & Equipment -- 0.9%
            131,600         Aisin Seiki Co., Ltd.                                         $    7,682,647
             31,693         Valeo SA                                                           2,497,620
                                                                                          --------------
                                                                                          $   10,180,267
--------------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.2%
             29,942         Daimler AG                                                    $    2,739,771
--------------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.5%
            114,000         Bridgestone Corp.                                             $    5,543,546
                                                                                          --------------
                            Total Automobiles & Components                                $   18,463,584
--------------------------------------------------------------------------------------------------------
                            BANKS -- 4.4%
                            Diversified Banks -- 4.4%
          1,070,308         Abu Dhabi Commercial Bank PJSC                                $    2,112,671
            246,498         BNP Paribas SA                                                    20,374,028
            713,538         First Abu Dhabi Bank PJSC                                          2,175,806
            166,972         ING Groep NV                                                       3,280,302

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 19

--------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                            Diversified Banks -- (continued)
          2,147,400         Malayan Banking Bhd                                           $    5,559,790
          2,026,800         Mitsubishi UFJ Financial Group, Inc.                              15,246,276
                                                                                          --------------
                            Total Banks                                                   $   48,748,873
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.5%
                            Heavy Electrical Equipment -- 0.5%
            293,600         Mitsubishi Electric Corp.                                     $    5,361,297
--------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.0%+
              3,071^(c)     Liberty Tire Recycling LLC                                    $           31
                                                                                          --------------
                            Total Capital Goods                                           $    5,361,328
--------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.4%
                            Homebuilding -- 0.2%
            139,200         Sekisui Chemical Co., Ltd.                                    $    2,653,494
--------------------------------------------------------------------------------------------------------
                            Leisure Products -- 0.2%
          1,835,000         Honma Golf, Ltd. (144A)                                       $    2,017,657
                                                                                          --------------
                            Total Consumer Durables & Apparel                             $    4,671,151
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 1.1%
                            Restaurants -- 1.1%
            971,726         Greene King Plc                                               $    7,190,648
            271,100         KOMEDA Holdings Co., Ltd.                                          5,197,646
                                                                                          --------------
                            Total Consumer Services                                       $   12,388,294
--------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 5.7%
                            Asset Management & Custody Banks -- 3.8%
             25,324         Affiliated Managers Group, Inc.                               $    5,055,430
            644,894         Blackstone Group LP                                               23,570,876
            368,592         Invesco, Ltd.                                                     13,317,229
                                                                                          --------------
                                                                                          $   41,943,535
--------------------------------------------------------------------------------------------------------
                            Consumer Finance -- 1.9%
            271,522         Discover Financial Services                                   $   21,667,456
                                                                                          --------------
                            Total Diversified Financials                                  $   63,610,991
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 3.4%
                            Integrated Oil & Gas -- 3.1%
            835,707         Rosneft Oil Co. PJSC (G.D.R.)                                 $    5,116,198
            223,293         Royal Dutch Shell Plc, Class A                                     7,824,420
            373,471         TOTAL SA                                                          21,615,145
                                                                                          --------------
                                                                                          $   34,555,763
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.3%
             60,573         Empresas Lipigas SA                                           $      602,942
             76,236         Enterprise Products Partners LP                                    2,105,638
                                                                                          --------------
                                                                                          $    2,708,580
                                                                                          --------------
                            Total Energy                                                  $   37,264,343
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.4%
                            Packaged Foods & Meats -- 0.4%
             70,962         General Mills, Inc.                                           $    4,150,567
                                                                                          --------------
                            Total Food, Beverage & Tobacco                                $    4,150,567
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 3.5%
                            Multi-line Insurance -- 3.5%
             22,209         Allianz SE                                                    $    5,608,965
            855,398         AXA SA                                                            28,126,872
             17,140         Zurich Insurance Group AG                                          5,631,109
                                                                                          --------------
                            Total Insurance                                               $   39,366,946
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.1%
                            Commodity Chemicals -- 0.1%
          1,030,638         Chevron Lubricants Lanka Plc                                  $      769,757
--------------------------------------------------------------------------------------------------------
                            Steel -- 0.0%+
                148(c)      ANR, Inc., Class C                                            $        3,241
                                                                                          --------------
                            Total Materials                                               $      772,998
--------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.6%
                            Broadcasting -- 0.6%
          2,746,314         ITV Plc                                                       $    6,501,602
                                                                                          --------------
                            Total Media                                                   $    6,501,602
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 3.3%
                            Biotechnology -- 0.5%
             73,715         Gilead Sciences, Inc.                                         $    6,177,317
--------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 2.8%
            841,648         Pfizer, Inc.                                                  $   31,174,642
                                                                                          --------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences          $   37,351,959
--------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 5.2%
                            Health Care REIT -- 0.2%
          1,428,337         Primary Health Properties Plc                                 $    2,340,681
--------------------------------------------------------------------------------------------------------
                            Hotel & Resort REIT -- 0.2%
              2,500         Japan Hotel Real Estate Investment Corp., Class A             $    1,853,549
--------------------------------------------------------------------------------------------------------
                            Industrial REITs -- 1.2%
          4,606,700         Mapletree Industrial Trust                                    $    7,443,469
          5,672,530         Mapletree Logistics Trust                                          5,923,072
                                                                                          --------------
                                                                                          $   13,366,541
--------------------------------------------------------------------------------------------------------
                            Office REIT -- 0.6%
            426,341         alstria office REIT-AG                                        $    6,719,703
--------------------------------------------------------------------------------------------------------
                            Real Estate Development -- 1.6%
          4,293,183         Emaar Properties PJSC                                         $    7,691,132
            533,841         TAG Immobilien AG                                                 10,527,496
                                                                                          --------------
                                                                                          $   18,218,628
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 21

--------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                            Real Estate Operating Companies -- 0.2%
             73,540         Grand City Properties SA                                      $    1,786,092
             37,030         Hemfosa Fastigheter AB, Class Preferen                               508,032
                                                                                          --------------
                                                                                          $    2,294,124
--------------------------------------------------------------------------------------------------------
                            Retail REITs -- 1.2%
             49,117         Simon Property Group, Inc.                                    $    8,024,244
            109,385         Wereldhave NV                                                      5,431,448
                                                                                          --------------
                                                                                          $   13,455,692
                                                                                          --------------
                            Total Real Estate                                             $   58,248,918
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 2.5%
                            IT Consulting & Other Services -- 1.2%
          1,867,000         Fujitsu, Ltd.                                                 $   13,755,041
--------------------------------------------------------------------------------------------------------
                            Systems Software -- 1.3%
            146,242         Microsoft Corp.                                               $   13,894,452
                                                                                          --------------
                            Total Software & Services                                     $   27,649,493
--------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 3.8%
                            Communications Equipment -- 2.0%
          1,202,000         Accton Technology Corp.                                       $    4,818,543
            404,364         Cisco Systems, Inc.                                               16,797,281
                                                                                          --------------
                                                                                          $   21,615,824
--------------------------------------------------------------------------------------------------------
                            Computer Storage & Peripherals -- 1.8%
            122,020         Apple, Inc.                                                   $   20,429,809
--------------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.0%+
            140,918(c)      Global Display Co., Ltd.                                      $      248,982
                                                                                          --------------
                            Total Technology Hardware & Equipment                         $   42,294,615
--------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 5.3%
                            Integrated Telecommunication Services -- 2.9%
             95,488         CenturyLink, Inc.                                             $    1,700,641
             74,400         Nippon Telegraph & Telephone Corp.                                 3,539,481
          1,470,443         Orange SA                                                         26,543,073
                                                                                          --------------
                                                                                          $   31,783,195
--------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 2.4%
          8,418,731         Vodafone Group Plc                                            $   26,804,646
                                                                                          --------------
                            Total Telecommunication Services                              $   58,587,841
--------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.2%
                            Marine -- 0.2%
            450,000(c)      Fjord1 ASA (144A)                                             $    2,688,813
                                                                                          --------------
                            Total Transportation                                          $    2,688,813
--------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $409,148,819)                                           $  468,122,316
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 3.0% of Net Assets
                            BANKS -- 2.7%
                            Thrifts & Mortgage Finance -- 2.7%
            700,000         Ascentium Equipment Receivables Trust, Series 2016-2A,
                            Class E, 6.79%, 10/10/24 (144A)                               $      744,375
            499,993         Axis Equipment Finance Receivables III LLC, Series 2015-1A,
                            Class E, 5.27%, 5/20/20 (144A)                                       492,162
          1,314,567         Conn's Receivables Funding LLC, Series 2016-B, Class B,
                            7.34%, 3/15/19 (144A)                                              1,323,570
          1,400,000         Conn's Receivables Funding LLC, Series 2017-A, Class B,
                            5.11%, 2/15/20 (144A)                                              1,418,157
          1,196,609         Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                            4/15/27 (144A)                                                     1,182,386
             41,004(d)      GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                            7.78%, 3/25/27                                                        19,005
          2,500,000(e)      Home Partners of America Trust, Series 2016-2, Class E,
                            5.339% (1 Month USD LIBOR + 378 bps), 10/17/33 (144A)              2,549,172
          1,100,000(e)      Home Partners of America Trust, Series 2017-1, Class E,
                            4.206% (1 Month USD LIBOR + 265 bps), 7/17/34 (144A)               1,122,449
          2,200,000(e)      Hunt CRE, Ltd., Series 2017-FL1, Class A, 2.559% (1 Month
                            USD LIBOR + 100 bps), 8/15/34 (144A)                               2,200,059
          2,250,000         Kabbage Asset Securitization LLC, Series 2017-1, Class B,
                            5.794%, 3/15/22 (144A)                                             2,321,354
          2,000,000         Leaf Receivables Funding 12 LLC, Series 2017-1, Class E2,
                            5.99%, 9/15/24 (144A)                                              1,996,951
            576,524         Nations Equipment Finance Funding III LLC, Series 2016-1A,
                            Class A, 3.61%, 2/20/21 (144A)                                       576,848
          1,700,000         Nationstar HECM Loan Trust, Series 2017-1A, Class M1,
                            2.942%, 5/25/27 (144A)                                             1,697,654
          1,000,000         Navitas Equipment Receivables LLC, Series 2015-1, Class D,
                            5.75%, 7/15/21 (144A)                                                993,598
          1,677,000         Navitas Equipment Receivables LLC, Series 2016-1, Class C,
                            5.05%, 12/15/21 (144A)                                             1,673,429
          2,000,000         Progress Residential Trust, Series 2017-SFR1, Class D,
                            3.565%, 8/17/34 (144A)                                             1,972,946
            529,681         SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%,
                            11/20/21 (144A)                                                      529,932
          1,500,000         Tidewater Sales Finance Master Trust, Series 2017-AA,
                            Class B, 6.56%, 4/15/21 (144A)                                     1,486,288
          1,750,000         Tricon American Homes Trust, Series 2017-SFR1, Class F,
                            5.151%, 9/17/34 (144A)                                             1,761,476
          1,137,124(a)      VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                            5/28/47 (144A)                                                     1,137,661
          2,000,000         Westlake Automobile Receivables Trust, Series 2017-2A,
                            Class C, 2.59%, 12/15/22 (144A)                                    1,988,324
                                                                                          --------------
                            Total Banks                                                   $   29,187,796
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 23

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Hotels, Resorts & Cruise Lines -- 0.1%
            218,941         Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                            12/20/26 (144A)                                               $      221,118
            976,688         Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                            12/20/30 (144A)                                                      972,863
                                                                                          --------------
                            Total Consumer Services                                       $    1,193,981
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.2%
                            Oil & Gas Exploration & Production -- 0.2%
          2,500,000         Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                            8/28/27 (144A)                                                $    2,458,203
                                                                                          --------------
                            Total Energy                                                  $    2,458,203
--------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $32,910,819)                                            $   32,839,980
--------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS --
                            2.4% of Net Assets
                            BANKS -- 2.3%
                            Thrifts & Mortgage Finance -- 2.3%
          2,000,000(e)      BAMLL Commercial Mortgage Securities Trust,
                            Series 2014-ICTS, Class B, 2.578% (1 Month USD
                            LIBOR + 110 bps), 6/15/28 (144A)                              $    1,997,656
          1,000,000(d)      Banc of America Commercial Mortgage Trust, Series 2007-4,
                            Class D, 5.881%, 2/10/51 (144A)                                    1,004,420
             73,970(d)      Bear Stearns Commercial Mortgage Securities Trust, Series
                            2005-PWR7, Class B, 5.214%, 2/11/41                                   73,879
          1,500,000(d)      Bear Stearns Commercial Mortgage Securities Trust, Series
                            2005-T20, Class E, 5.106%, 10/12/42                                1,364,817
          2,000,000(e)      BX Trust, Series 2017-APPL, Class B, 2.709% (1 Month
                            USD LIBOR + 115 bps), 7/15/34 (144A)                               2,003,735
          2,500,000(e)      BX Trust, Series 2017-SLCT, Class B, 2.759% (1 Month
                            USD LIBOR + 120 bps), 7/15/34 (144A)                               2,506,222
          2,800,000(e)      CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                            Class B, 2.529% (1 Month USD LIBOR + 97 bps),
                            7/15/32 (144A)                                                     2,805,253
          4,000,000(e)      Cold Storage Trust, Series 2017-ICE3, Class C, 2.909%
                            (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                      4,011,166
             31,071         Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B1, 5.25%, 11/25/32 (144A)                                      24,275
            225,524         Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B2, 5.25%, 11/25/32 (144A)                                      91,159
             32,528         Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B3, 5.25%, 11/25/32 (144A)                                       1,831
             18,661         Global Mortgage Securitization, Ltd., Series 2005-A,
                            Class B3, 5.25%, 4/25/32 (144A)                                        3,213
            210,000(d)      GMAT Trust, Series 2013-1A, Class M, 5.0%,
                            11/25/43 (144A)                                                      177,538

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
          1,000,000(e)      GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                            Class B, 2.659% (1 Month USD LIBOR + 110 bps),
                            7/15/32 (144A)                                                $    1,005,395
            673,250(e)      GS Mortgage Securities Trust, Series 2014-GSFL,
                            Class D, 4.901% (1 Month USD LIBOR + 390 bps),
                            7/15/31 (144A)                                                       675,590
          2,000,000(e)      Hospitality Mortgage Trust, Series 2017-HIT, Class E, 4.957%
                            (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)                       2,012,476
          1,960,000(e)      JP Morgan Chase Commercial Mortgage Securities Trust,
                            Series 2014-CBMZ, Class M, 7.784% (1 Month USD
                            LIBOR + 622 bps), 10/15/19 (144A)                                  1,969,392
             64,656         Merrill Lynch Mortgage Investors Trust, Series 2006-AF1,
                            Class AF1, 5.75%, 8/25/36                                             48,225
            286,728(d)      Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class D,
                            5.388%, 11/12/37                                                     286,326
            897,886(e)      ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                            Class A, 2.411% (1 Month USD LIBOR + 85 bps),
                            5/25/34 (144A)                                                       897,886
          2,445,321(d)      Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                            Class A, 3.192%, 5/25/37 (144A)                                    2,446,874
                                                                                          --------------
                            Total Banks                                                   $   25,407,328
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.1%
                            Industrial Conglomerates -- 0.1%
            728,173         VSD LLC, Series 2017-PLT1, 3.95%, 12/25/43                    $      727,776
                                                                                          --------------
                            Total Capital Goods                                           $      727,776
--------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $26,339,666)                                            $   26,135,104
--------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 14.7% of Net Assets
                            BANKS -- 1.2%
                            Diversified Banks -- 0.9%
            945,000(b)(d)   Bank of America Corp., 6.5% (3 Month USD
                            LIBOR + 417 bps)                                              $    1,057,219
            100,000(i)      Credit Suisse AG, 5/7/18                                           4,266,000
          1,150,000(b)(d)   Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                            Swap Rate + 572 bps)                                               1,316,037
          2,350,000(b)(d)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                            Swap Rate + 760 bps)                                               2,623,187
            475,000(b)(d)   Societe Generale SA, 7.375% (5 Year USD Swap
                            Rate + 624 bps) (144A)                                               512,406
                                                                                          --------------
                                                                                          $    9,774,849
--------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.3%
          2,920,000         Provident Funding Associates LP / PFG Finance Corp.,
                            6.375%, 6/15/25 (144A)                                        $    3,033,150
                                                                                          --------------
                            Total Banks                                                   $   12,807,999
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 25

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.6%
                            Aerospace & Defense -- 0.1%
          1,070,000         Engility Corp., 8.875%, 9/1/24                                $    1,153,567
            520,000         Triumph Group, Inc., 5.25%, 6/1/22                                   511,550
                                                                                          --------------
                                                                                          $    1,665,117
--------------------------------------------------------------------------------------------------------
                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
          1,315,000         Meritor, Inc., 6.25%, 2/15/24                                 $    1,384,038
--------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.2%
          2,090,000         General Cable Corp., 5.75%, 10/1/22                           $    2,155,312
--------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.2%
          1,757,000         Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                      $    1,739,430
                                                                                          --------------
                            Total Capital Goods                                           $    6,943,897
--------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.7%
                            Homebuilding -- 0.7%
            500,000         Beazer Homes USA, Inc., 8.75%, 3/15/22                        $      546,250
          4,258,000         KB Home, 7.625%, 5/15/23                                           4,854,120
            679,000         Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)             677,302
          1,291,000         Taylor Morrison Communities, Inc. / Taylor Morrison
                            Holdings II, Inc., 5.875%, 4/15/23 (144A)                          1,378,143
                                                                                          --------------
                            Total Consumer Durables & Apparel                             $    7,455,815
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.7%
                            Casinos & Gaming -- 0.4%
          3,125,000         Scientific Games International, Inc., 6.25%, 9/1/20           $    3,140,625
            750,000         Scientific Games International, Inc., 10.0%, 12/1/22                 822,188
                                                                                          --------------
                                                                                          $    3,962,813
--------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.1%
          1,140,000         Hilton Grand Vacations Borrower LLC / Hilton Grand
                            Vacations Borrower, Inc., 6.125%, 12/1/24                     $    1,251,150
--------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.2%
          1,188,000         Prime Security Services Borrower LLC / Prime Finance, Inc.,
                            9.25%, 5/15/23 (144A)                                         $    1,314,225
            855,000         StoneMor Partners LP / Cornerstone Family Services WV,
                            7.875%, 6/1/21                                                       837,900
                                                                                          --------------
                                                                                          $    2,152,125
                                                                                          --------------
                            Total Consumer Services                                       $    7,366,088
--------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.5%
                            Diversified Capital Markets -- 0.0%+
            200,000(b)(d)   UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)         $      215,755
--------------------------------------------------------------------------------------------------------
                            Financial Exchanges & Data -- 0.1%
          1,195,000         MSCI, Inc., 5.75%, 8/15/25 (144A)                             $    1,266,700
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.4%
          1,915,000         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                            6.5%, 7/1/21                                                  $    1,937,320
          1,605,000         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                            6.5%, 6/1/22                                                       1,621,050
                                                                                          --------------
                                                                                          $    3,558,370
                                                                                          --------------
                            Total Diversified Financials                                  $    5,040,825
--------------------------------------------------------------------------------------------------------
                            ENERGY -- 3.0%
                            Integrated Oil & Gas -- 0.3%
          1,950,000         Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                            8/14/19 (144A)                                                $    2,086,500
ARS      22,000,000         YPF SA, 16.5%, 5/9/22 (144A)                                       1,055,448
                                                                                          --------------
                                                                                          $    3,141,948
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 0.1%
            860,000         Archrock Partners LP / Archrock Partners Finance Corp.,
                            6.0%, 10/1/22                                                 $      872,900
            860,000         McDermott International, Inc., 8.0%, 5/1/21 (144A)                   884,725
                                                                                          --------------
                                                                                          $    1,757,625
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.6%
            765,000         Chesapeake Energy Corp., 8.0%, 1/15/25 (144A)                 $      772,650
          1,505,000         Great Western Petroleum LLC / Great Western Finance Corp.,
                            9.0%, 9/30/21 (144A)                                               1,584,012
          1,926,000         Gulfport Energy Corp., 6.0%, 10/15/24                              1,940,445
            790,000         MEG Energy Corp., 7.0%, 3/31/24 (144A)                               684,338
          2,330,000         Sanchez Energy Corp., 6.125%, 1/15/23                              2,032,925
                                                                                          --------------
                                                                                          $    7,014,370
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.7%
          2,670,000         Calumet Specialty Products Partners LP / Calumet
                            Finance Corp., 6.5%, 4/15/21                                  $    2,670,000
            170,000         Calumet Specialty Products Partners LP / Calumet
                            Finance Corp., 7.625%, 1/15/22                                       172,550
          1,275,000         Calumet Specialty Products Partners LP / Calumet
                            Finance Corp., 7.75%, 4/15/23                                      1,306,875
            458,000         EnLink Midstream Partners LP, 5.05%, 4/1/45                          458,896
          1,328,000         EnLink Midstream Partners LP, 5.6%, 4/1/44                         1,399,559
          1,515,000         PBF Holding Co., LLC / PBF Finance Corp.,
                            7.0%, 11/15/23                                                     1,590,750
                                                                                          --------------
                                                                                          $    7,598,630
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 1.3%
          2,200,000         Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)            $    2,244,000
          2,790,000         Genesis Energy LP / Genesis Energy Finance Corp.,
                            6.25%, 5/15/26                                                     2,783,025

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 27

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- (continued)
          1,655,000         Global Partners LP / GLP Finance Corp., 6.25%, 7/15/22        $    1,690,169
          1,570,000         Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23              1,621,025
            100,000         Kinder Morgan Energy Partners LP, 5.0%, 8/15/42                      103,486
            650,000         ONEOK, Inc., 7.5%, 9/1/23                                            768,921
            690,000         PBF Logistics LP / PBF Logistics Finance Corp.,
                            6.875%, 5/15/23                                                      717,600
          1,115,000         Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                       1,222,251
            722,000         Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                        804,008
          2,000,000         Williams Cos., Inc., 7.5%, 1/15/31                                 2,500,000
                                                                                          --------------
                                                                                          $   14,454,485
                                                                                          --------------
                            Total Energy                                                  $   33,967,058
--------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.3%
                            Agricultural Products -- 0.0%+
            415,187(f)      Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                    $      170,251
--------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.1%
          1,350,000         Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                  $    1,363,500
--------------------------------------------------------------------------------------------------------
                            Tobacco -- 0.2%
            580,000         Alliance One International, Inc., 8.5%, 4/15/21 (144A)        $      609,000
          1,360,000         Alliance One International, Inc., 9.875%, 7/15/21                  1,292,000
                                                                                          --------------
                                                                                          $    1,901,000
                                                                                          --------------
                            Total Food, Beverage & Tobacco                                $    3,434,751
--------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                            Health Care Facilities -- 0.6%
          2,004,000         CHS/Community Health Systems, Inc., 6.875%, 2/1/22            $    1,425,345
          2,125,000         Kindred Healthcare, Inc., 6.375%, 4/15/22                          2,154,219
            430,000         Kindred Healthcare, Inc., 8.0%, 1/15/20                              458,756
          1,800,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                            5/1/23 (144A)                                                      1,890,000
            430,000         Tenet Healthcare Corp., 8.125%, 4/1/22                               443,708
                                                                                          --------------
                                                                                          $    6,372,028
--------------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.2%
          1,555,000         BioScrip, Inc., 8.875%, 2/15/21                               $    1,446,150
          1,560,000         Universal Hospital Services, Inc., 7.625%, 8/15/20                 1,567,800
                                                                                          --------------
                                                                                          $    3,013,950
                                                                                          --------------
                            Total Health Care Equipment & Services                        $    9,385,978
--------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                            Personal Products -- 0.0%+
            720,000         Revlon Consumer Products Corp., 5.75%, 2/15/21                $      556,200
                                                                                          --------------
                            Total Household & Personal Products                           $      556,200
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.0%
                            Reinsurance -- 1.0%
          1,000,000+(g)(h)  Arlington Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 8/1/18                                            $       48,600
            900,000+(g)(h)  Berwick Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 2/1/19                                                   903,060
             42,781+(g)(h)  Berwick Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, Series 2018-I, 12/31/21                                   43,140
          1,500,000+(g)(h)  Carnoustie 2017-N Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/21                                        452,100
            700,000+(g)(h)  Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 7/1/18                                                    14,280
            700,000+(g)(h)  Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 11/30/20                                                  75,740
            700,000+(g)(h)  Cyprus Segregated Account (Artex SAC, Ltd.), Series 2017,
                            Variable Rate Notes, 1/10/19                                         603,456
            400,000(e)      Galilei Re, Ltd., 6.968% (6 Month USD LIBOR + 545 bps),
                            1/8/20 (144A) (Cat Bond)                                             402,200
            400,000(e)      Galilei Re, Ltd., 8.048% (6 Month USD LIBOR + 653 bps),
                            1/8/20 (144A) (Cat Bond)                                             398,040
            500,000(e)      Galilei Re, Ltd., 9.928% (6 Month USD LIBOR + 841 bps),
                            1/8/20 (144A) (Cat Bond)                                             492,300
            250,000(e)      Galilei Re, Ltd., 15.398% (6 Month USD LIBOR + 1,388 bps),
                            1/8/20 (144A) (Cat Bond)                                             238,875
          2,500,000+(g)(h)  Gullane Segregated Account (Artex SAC, Ltd.), Variable Rate
                            Notes, 4/29/18                                                     2,373,750
            250,000+(g)(h)  Limestone Re, Ltd., Variable Rate Notes, Series 2016-1,
                            Class A Non Voting, 8/31/21                                          244,275
            250,000+(g)(h)  Limestone Re, Ltd., Variable Rate Notes, Series 2016-1,
                            Class A Voting, 8/31/21                                              244,275
            250,000+(g)(h)  Oakmont 2017 Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 4/1/18                                          225,100
          1,200,000+(g)(h)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2015-1, Variable Rate Notes, 2/1/19                             3,720
          2,000,000+(g)(h)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2015-2, Variable Rate Notes, 7/1/19                            20,800
          1,200,000+(g)(h)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2016-1, Variable Rate Notes, 2/1/20                            79,320
          1,500,000+(g)(h)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2017-1, Variable Rate Notes, 11/30/21                         123,427
            700,000+(g)(h)  Resilience Re, Ltd., Variable Rate Notes, 4/1/18                     528,850
            500,000+(g)(h)  Resilience Re, Ltd., Variable Rate Notes, 1/8/19 (144A)              500,000
AUD         300,000+(g)(h)  Rewire Securities LLC, Variable Rate Notes, 1/10/18                    8,038
          1,000,000+(g)(h)  St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 2/1/19                                                 1,039,500
            608,294+(g)(h)  St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 6/1/19                                                   627,759

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 29

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
          1,000,000+(g)(h)  Versutus, Ltd. (MMC Securities), Series 2016-A, Variable
                            Rate Notes, 11/30/20                                          $        8,000
          1,500,000+(g)(h)  Versutus, Ltd. (MMC Securities), Series 2017-A, Variable
                            Rate Notes, 11/30/21                                               1,473,450
                                                                                          --------------
                            Total Insurance                                               $   11,172,055
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 1.1%
                            Commodity Chemicals -- 0.2%
            630,000         Hexion, Inc., 6.625%, 4/15/20                                 $      574,087
          1,095,000         Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                            4/1/25 (144A)                                                      1,185,338
            670,000         Tronox Finance LLC, 7.5%, 3/15/22 (144A)                             695,125
                                                                                          --------------
                                                                                          $    2,454,550
--------------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.0%+
            260,000         CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%,
                            6/15/23 (144A)                                                $      277,550
--------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.3%
EUR         350,000(j)      ARD Finance SA, 6.625% (7.375% PIK, 0.0% cash),
                            9/15/23                                                       $      463,597
            350,000(j)      ARD Finance SA, 7.125% (7.875% PIK, 0.0% cash),
                            9/15/23                                                              364,000
          2,800,000         Coveris Holdings SA, 7.875%, 11/1/19 (144A)                        2,793,000
                                                                                          --------------
                                                                                          $    3,620,597
--------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.3%
          2,350,000         Sealed Air Corp., 6.875%, 7/15/33 (144A)                      $    2,708,375
--------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 0.2%
          1,695,000         A Schulman, Inc., 6.875%, 6/1/23                              $    1,788,225
--------------------------------------------------------------------------------------------------------
                            Steel -- 0.1%
            840,000         SunCoke Energy Partners LP / SunCoke Energy Partners
                            Finance Corp., 7.5%, 6/15/25 (144A)                           $      879,900
                                                                                          --------------
                            Total Materials                                               $   11,729,197
--------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.4%
                            Advertising -- 0.1%
          1,345,000         MDC Partners, Inc., 6.5%, 5/1/24 (144A)                       $    1,355,087
--------------------------------------------------------------------------------------------------------
                            Broadcasting -- 0.1%
          1,220,000         TEGNA, Inc., 6.375%, 10/15/23                                 $    1,276,425
--------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.2%
          1,220,000         CSC Holdings LLC, 6.625%, 10/15/25 (144A)                     $    1,305,400
            340,000         DISH DBS Corp., 7.75%, 7/1/26                                        349,350
                                                                                          --------------
                                                                                          $    1,654,750
                                                                                          --------------
                            Total Media                                                   $    4,286,262
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.4%
                            Pharmaceuticals -- 0.4%
            810,000         Horizon Pharma, Inc., 6.625%, 5/1/23                          $      816,075
            245,000         Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                            11/1/24 (144A)                                                       266,438
          3,349,000         VRX Escrow Corp., 5.875%, 5/15/23 (144A)                           3,025,654
                                                                                          --------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences          $    4,108,167
--------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.2%
                            Diversified REIT -- 0.1%
            695,000         MPT Operating Partnership LP / MPT Finance Corp.,
                            5.5%, 5/1/24                                                  $      715,850
--------------------------------------------------------------------------------------------------------
                            Real Estate Services -- 0.1%
          1,210,000         Kennedy-Wilson, Inc., 5.875%, 4/1/24                          $    1,240,250
                                                                                          --------------
                            Total Real Estate                                             $    1,956,100
--------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Department Stores -- 0.1%
          2,500,000         PetSmart, Inc., 7.125%, 3/15/23 (144A)                        $    1,571,875
                                                                                          --------------
                            Total Retailing                                               $    1,571,875
--------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.2%
                            Semiconductors -- 0.2%
          2,000,000         Micron Technology, Inc., 5.5%, 2/1/25                         $    2,097,500
                                                                                          --------------
                            Total Semiconductors & Semiconductor Equipment                $    2,097,500
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.3%
                            Data Processing & Outsourced Services -- 0.1%
          1,032,000         First Data Corp., 7.0%, 12/1/23 (144A)                        $    1,086,830
--------------------------------------------------------------------------------------------------------
                            Internet Software & Services -- 0.1%
          1,000,000         Cimpress NV, 7.0%, 4/1/22 (144A)                              $    1,053,750
--------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.1%
          1,518,000         Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)              $    1,614,773
                                                                                          --------------
                            Total Software & Services                                     $    3,755,353
--------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                            Technology Hardware, Storage & Peripherals -- 0.3%
          1,885,000         Diebold Nixdorf, Inc., 8.5%, 4/15/24                          $    1,991,502
          1,540,000         NCR Corp., 6.375%, 12/15/23                                        1,617,000
                                                                                          --------------
                            Total Technology Hardware & Equipment                         $    3,608,502
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 31

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 2.3%
                            Integrated Telecommunication Services -- 2.3%
          7,098,000         CenturyLink, Inc., 7.6%, 9/15/39                              $    6,237,367
         17,880,000         CenturyLink, Inc., 7.65%, 3/15/42                                 15,653,940
          2,475,000         GCI, Inc., 6.875%, 4/15/25                                         2,635,875
            827,000         Windstream Services LLC / Windstream Finance Corp.,
                            8.75%, 12/15/24 (144A)                                               578,900
                                                                                          --------------
                                                                                          $   25,106,082
--------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.0%+
            100,000         Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)        $       99,343
            100,000         WCP Issuer LLC, 6.657%, 8/15/20 (144A)                               103,568
                                                                                          --------------
                                                                                          $      202,911
                                                                                          --------------
                            Total Telecommunication Services                              $   25,308,993
--------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.0%+
                            Airlines -- 0.0%+
            122,332         US Airways 2013-1 Class B Pass Through Trust,
                            5.375%, 11/15/21                                              $      127,923
                                                                                          --------------
                            Total Transportation                                          $      127,923
--------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.6%
                            Gas Utilities -- 0.3%
            839,000         DCP Midstream Operating LP, 5.6%, 4/1/44                      $      871,511
            587,000         Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21               569,390
          2,305,000         Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22           2,218,563
                                                                                          --------------
                                                                                          $    3,659,464
--------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 0.3%
            712,000         Calpine Corp., 5.75%, 1/15/25                                 $      674,620
          2,150,000         NRG Energy, Inc., 6.625%, 1/15/27                                  2,274,700
            520,000         NRG Energy, Inc., 7.25%, 5/15/26                                     566,332
                                                                                          --------------
                                                                                          $    3,515,652
                                                                                          --------------
                            Total Utilities                                               $    7,175,116
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $159,538,207)                                           $  163,855,654
--------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS --
                            7.9% of Net Assets
         34,000,000(i)      U.S. Treasury Bills, 2/1/18                                   $   34,000,000
         27,645,000(i)      U.S. Treasury Bills, 2/8/18                                       27,638,498
          5,360,000(i)      U.S. Treasury Bills, 2/15/18                                       5,357,504
          2,715,000(i)      U.S. Treasury Bills, 2/22/18                                       2,713,102
         17,500,000(i)      U.S. Treasury Bills, 3/1/18                                       17,480,928
                                                                                          --------------
                                                                                          $   87,190,032
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $87,189,808)                                            $   87,190,032
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS --
                            5.4% of Net Assets
                            Brazil -- 0.3%
BRL       9,972,000         Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/23       $    3,216,560
--------------------------------------------------------------------------------------------------------
                            Egypt -- 0.8%
EGP     162,950,000(i)      Egypt Treasury Bills, 3/6/18                                  $    9,082,647
--------------------------------------------------------------------------------------------------------
                            Indonesia -- 4.3%
IDR 351,422,000,000         Indonesia Treasury Bond, 7.875%, 4/15/19                      $   27,086,044
IDR  61,910,000,000         Indonesia Treasury Bond, 8.375%, 3/15/24                           5,241,692
IDR 105,402,000,000         Indonesia Treasury Bond, 8.75%, 5/15/31                            9,116,444
IDR  66,486,000,000         Indonesia Treasury Bond, 9.0%, 3/15/29                             5,937,026
                                                                                          --------------
                                                                                          $   47,381,206
--------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $56,269,178)                                            $   59,680,413
--------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE
                            LOAN INTERESTS --
                            1.4% of Net Assets*(e)
                            AUTOMOBILES & COMPONENTS -- 0.0%+
                            Auto Parts & Equipment -- 0.0%+
             98,114         Electrical Components International, Inc., Term Loan,
                            6.443% (LIBOR + 475 bps), 5/28/21                             $       99,340
                                                                                          --------------
                            Total Automobiles & Components                                $       99,340
--------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.2%
                            Aerospace & Defense -- 0.2%
          1,428,229         DynCorp International, Inc., Term Loan B2, 7.75%
                            (LIBOR + 600 bps), 7/7/20                                     $    1,442,511
--------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 0.0%+
            221,057         Pelican Products, Inc., First Lien Term Loan, 5.943%
                            (LIBOR + 425 bps), 4/10/20                                    $      222,991
--------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.0%+
             50,744         NN, Inc., Tranche B Term Loan, 5.323%
                            (LIBOR + 375 bps), 10/19/22                                   $       51,093
                                                                                          --------------
                            Total Capital Goods                                           $    1,716,595
--------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Leisure Products -- 0.0%+
             61,115         Bombardier Recreational Products, Inc., Term B Loan, 4.07%
                            (LIBOR + 250 bps), 6/30/23                                    $       61,860
                                                                                          --------------
                            Total Consumer Durables & Apparel                             $       61,860
--------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.3%
                            Education Services -- 0.1%
            861,875         McGraw-Hill Global Education Holdings LLC, First Lien
                            Term B Loan, 5.573% (LIBOR + 400 bps), 5/4/22                 $      861,942
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 33

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 0.2%
            296,923         Genex Holdings, Inc., First Lien Term B Loan, 5.823%
                            (LIBOR + 425 bps), 5/28/21                                    $      296,923
          2,237,418         KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                            5.443% (LIBOR + 375 bps), 8/12/22                                  2,258,394
                                                                                          --------------
                                                                                          $    2,555,317
                                                                                          --------------
                            Total Consumer Services                                       $    3,417,259
--------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.0%+
                            Food Distributors -- 0.0%+
            700,000         Del Monte Foods, Inc., Second Lien Initial Term Loan,
                            9.064% (LIBOR + 725 bps), 8/18/21                             $      431,667
                                                                                          --------------
                            Total Food & Staples Retailing                                $      431,667
--------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Packaged Foods & Meats -- 0.1%
            250,000         CTI Foods Holding Co., LLC, First Lien Term Loan, 5.07%
                            (LIBOR + 350 bps), 6/29/20                                    $      227,500
            324,188         Give & Go Prepared Foods Corp. (fka GG Foods
                            Acquisition Corp.), First Lien 2017 Term Loan, 5.704%
                            (LIBOR + 425 bps), 7/29/23                                           328,645
            248,125         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.1%
                            (LIBOR + 250 bps), 10/30/22                                          247,001
                                                                                          --------------
                            Total Food, Beverage & Tobacco                                $      803,146
--------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                            Health Care Facilities -- 0.0%+
            443,118         Kindred Healthcare, Inc., New Term Loan, 5.25%
                            (LIBOR + 350 bps), 4/9/21                                     $      445,887
--------------------------------------------------------------------------------------------------------
                            Health Care Services -- 0.1%
             65,292         Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                            Term Loan, 7.073% (LIBOR + 550 bps), 8/4/21                   $       65,455
            496,241         Envision Healthcare Corp. (fka Emergency Medical
                            Services Corp.), Initial Term Loan, 4.58% (LIBOR +
                            300 bps), 12/1/23                                                    498,877
                                                                                          --------------
                                                                                          $      564,332
--------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.0%+
            248,125         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing
                            Date Term Loan, 4.323% (LIBOR + 275 bps), 3/1/24              $      249,812
--------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.0%+
            200,000         Genoa Healthcare Co., LLC, Second Lien Initial Term Loan,
                            9.573% (LIBOR + 800 bps), 10/28/24                            $      203,000
                                                                                          --------------
                            Total Health Care Equipment & Services                        $    1,463,031
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Personal Products -- 0.1%
          2,034,548         Revlon Consumer Products Corp., Initial Term B Loan,
                            5.073% (LIBOR + 350 bps), 9/7/23                              $    1,590,581
                                                                                          --------------
                            Total Household & Personal Products                           $    1,590,581
--------------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.1%
                            Property & Casualty Insurance -- 0.1%
            719,790         Confie Seguros Holding II Co., Term B Loan, 6.729%
                            (LIBOR + 525 bps), 4/19/22                                    $      719,790
                                                                                          --------------
                            Total Insurance                                               $      719,790
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.3%
                            Construction Materials -- 0.1%
            494,987         American Bath Group LLC, First Lien Replacement Term
                            Loan, 6.943% (LIBOR + 525 bps), 9/30/23                       $      501,381
--------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.0%+
             98,997         Global Brass and Copper, Inc., Initial Term Loan, 4.875%
                            (LIBOR + 325 bps), 7/18/23                                    $       99,988
--------------------------------------------------------------------------------------------------------
                            Steel -- 0.2%
          2,300,092         Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                            Term Loan, 4.408% (LIBOR + 275 bps), 6/14/21                  $    2,319,930
                                                                                          --------------
                            Total Materials                                               $    2,921,299
--------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.1%
                            Broadcasting -- 0.0%+
             57,055         Univision Communications, Inc., 2017 Replacement
                            Repriced First Lien Term Loan, 4.323% (LIBOR +
                            275 bps), 3/15/24                                             $       57,176
--------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.1%
            800,000         NVA Holdings, Inc., Second Lien Term Loan, 8.693%
                            (LIBOR + 700 bps), 8/14/22                                    $      807,500
                                                                                          --------------
                            Total Media                                                   $      864,676
--------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.1%
                            Homefurnishing Retail -- 0.0%+
            474,667         Serta Simmons Bedding LLC, Second Lien Initial Term Loan,
                            9.555% (LIBOR + 800 bps), 11/8/24                             $      447,769
--------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.1%
            500,000         Staples, Inc., Closing Date Term Loan, 5.488%
                            (LIBOR + 400 bps), 9/12/24                                    $      498,554
                                                                                          --------------
                            Total Retailing                                               $      946,323
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 35

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.0%+
                            IT Consulting & Other Services -- 0.0%+
            298,178         Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                            Tranche B-1 Term Loan, 3.823% (LIBOR + 225 bps),
                            2/15/24                                                       $      300,725
                                                                                          --------------
                            Total Software & Services                                     $      300,725
--------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.0%+
                            Wireless Telecommunication Services -- 0.0%+
            250,000         Virgin Media Bristol LLC, Facility K, 4.059%
                            (LIBOR + 250 bps), 1/15/26                                    $      251,697
                                                                                          --------------
                            Total Telecommunication Services                              $      251,697
--------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                            (Cost $16,080,297)                                            $   15,587,989
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                            RIGHTS / WARRANTS -- 0.2% of Net Assets
                            DIVERSIFIED FINANCIALS -- 0.2%
                            Investment Banking & Brokerage -- 0.2%
             32,000(c)      Morgan Stanley BV, 1/17/19 (144A)                             $    2,320,320
                                                                                          --------------
                            Total Diversified Financials                                  $    2,320,320
--------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.0%+
                            Steel -- 0.0%+
            959,816(c)      ANR, Inc., 3/31/23                                            $       12,478
                                                                                          --------------
                            Total Materials                                               $       12,478
--------------------------------------------------------------------------------------------------------
                            TOTAL RIGHTS / WARRANTS
                            (Cost $2,204,051)                                             $    2,332,798
--------------------------------------------------------------------------------------------------------
                            EQUITY LINKED NOTES -- 14.7% of Net Assets
             92,000         Accor SA, 8.8%, 4/19/18                                       $    4,270,640
              4,800         Alphabet, Inc., 5.14%, 4/30/18                                     5,157,120
             21,000         Baidu, Inc., 7.8%, 3/22/18                                         4,034,940
            168,000         Bank of America Corp., 6.9%, 5/29/18 (144A)                        4,450,320
            352,000         Bank of America Corp., 7.3%, 10/17/18                             10,001,295
             87,000         BNP Paribas SA, 10.79%, 2/23/18 (144A)                             5,795,070
            156,000         Cabot Oil & Gas Corp., 9.87%, 4/18/18 (144A)                       4,012,320
            115,000         CenturyLink, Inc., 15.39%, 10/15/18                                2,080,350
            594,000         CenturyLink, Inc., 19.45%, 1/16/19 (144A)                         10,596,960
            187,000         CenturyLink, Inc., 21.97%, 7/5/18                                  3,305,308
            359,500         CenturyLink, Inc., 23.73%, 12/6/18                                 5,387,539
             66,000         Citigroup, Inc., 6.05%, 5/29/18 (144A)                             4,466,220
             26,000         Citigroup, Inc., 6.5%, 9/7/18 (144A)                               1,926,951
             28,000         Discover Financial Services, Inc., 6.3%, 12/18/18                  2,137,324
             94,000         eBay, Inc., 6.1%, 8/7/18                                           3,593,620
            705,000         Fujitsu, Ltd., 8.60%, 1/17/19                                      5,030,880

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

--------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                            Equity Linked Notes -- (continued)
             81,000         GAP, Inc., 13.5%, 5/23/18                                     $    2,549,070
            140,000         Gilead Sciences, Inc., 8.20%, 1/24/19                             11,732,000
             48,000         Gilead Sciences, Inc., 8.41%, 7/19/18                              3,659,040
             55,000         Kohl's Corp., 15.15%, 5/22/18                                      2,675,546
            112,000         Micron Technology, Inc., 16.28%, 4/13/18                           4,627,840
            121,000         Micron Technology, Inc., 18.44%, 4/4/18                            5,290,120
              1,200         Priceline Group, Inc., 6.55%, 12/20/18                             2,270,941
             37,000         PVH Corp., 7.2%, 9/10/18 (144A)                                    5,006,914
             60,000         Shire Plc, 8.1%, 4/4/18                                            8,402,400
             63,000         Skyworks Solutions, Inc., 10.13%, 3/9/18 (144A)                    6,042,330
             45,000         Teradyne, Inc., 11.94%, 5/23/18                                    1,604,556
             16,000         United Rentals, Inc., 10.30%, 12/13/18                             2,690,560
             33,600         United Rentals, Inc., 10.63%, 1/16/19                              6,085,296
             18,300         United Rentals, Inc., 11.7%, 4/23/18 (144A)                        2,541,114
             26,000         United Rentals, Inc., 11.71%, 2/1/18 (144A)                        3,175,900
             31,500         United Rentals, Inc., 10.5%, 12/20/18                              5,230,606
          2,100,000         Vodafone Group Plc, 8.57%, 2/23/18 (144A)                          5,758,410
            300,000         Vodafone Group Plc, 9.0%, 2/22/18                                  8,220,000
--------------------------------------------------------------------------------------------------------
                            TOTAL EQUITY LINKED NOTES
                            (Cost $155,697,264)                                           $  163,809,500
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS --
                            1.1% of Net Assets
                            COMMERCIAL PAPERS -- 0.9%
          2,410,000(i)      Federation des Caisses Desjardins du Quebec, 2/1/18           $    2,409,905
          2,725,000(i)      Natixis NY, 2/1/18                                                 2,724,894
          2,725,000(i)      Prudential Funding LLC, 2/1/18                                     2,724,893
          2,725,000(i)      Swedbank AB, 2/1/18                                                2,724,894
                                                                                          --------------
                                                                                          $   10,584,586
--------------------------------------------------------------------------------------------------------
                            REPURCHASE AGREEMENT -- 0.2%
          2,710,000         $2,710,000 ScotiaBank, 1.33%, dated 1/31/18, plus
                            accrued interest on 2/1/18 collateralized by the following:
                            $2,762,107 Federal National Mortgage Association,
                            3.436% -- 4.0%, 3/1/32 -- 1/1/47
                            $2,195 U.S. Treasury Notes, 1.5%, 8/15/26.                    $    2,710,000
--------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $13,295,000)                                            $   13,294,586
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 37

--------------------------------------------------------------------------------------------------------
Number of                                                            Strike  Expiration
Contracts                   Description    Counterparty  Notional    Price   Date         Value
--------------------------------------------------------------------------------------------------------
                            OVER THE COUNTER (OTC) PUT OPTION
                            PURCHASED -- 0.2%
             51,894         S&P 500 Index  Citibank NA   $1,979,237  $2,738  4/16/18      $    1,739,129
--------------------------------------------------------------------------------------------------------
                            TOTAL OVER THE COUNTER (OTC) PUT OPTION PURCHASED
                            (Premium paid $1,979,237)                                     $    1,739,129
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 93.5%
                            (Cost $966,229,686)                                           $1,040,183,634
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                  Net      Change
                                                                  Realized in Net
                                                         Dividend Gain     Unrealized
Shares                                                   Income   (Loss)   Depreciation
--------------------------------------------------------------------------------------------------------
                            AFFILIATED ISSUER -- 1.8%
                            CLOSED-END FUND -- 1.8% of Net Assets
                            INSURANCE -- 1.8%
                            Property & Casualty Insurance -- 1.8%
          2,148,151         Pioneer ILS Interval Fund(k) $148,254 $ --     $(1,294,098)   $   20,235,586
                                                                                          --------------
                            Total Insurance                                               $   20,235,586
--------------------------------------------------------------------------------------------------------
                            TOTAL CLOSED-END FUND
                            (Cost $21,240,000)                                            $   20,235,586
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.8%
                            (Cost $21,240,000)                                            $   20,235,586
--------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND
                            LIABILITIES -- 4.7%                                           $   52,233,405
--------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                          $1,112,652,625
========================================================================================================

BPS        Basis Points.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

(G.D.R.)   Global Depositary Receipts.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2018, the value of these securities amounted to $163,152,456, or 14.7% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At January 31, 2018, the value of these securities amounted to $1,531,415, or 0.1% of net assets. See Notes to Financial Statements -- Note 1I.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

+          Amount rounds to less than 0.1%.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2018.

(b)        Security is perpetual in nature and has no stated maturity date.

(c)        Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at January 31, 2018.

(e) Floating rate note. Coupon rate, reference index and spread shown at January 31, 2018.

(f)        Security is in default.

(g) Structured reinsurance investment. At January 31, 2018, the value of these securities amounted to $9,640,640, or 0.9% of net assets. See Notes to Financial Statements -- Note 1I.

(h)        Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(k) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACT

-------------------------------------------------------------------------------------
 Number of
 Contracts                  Settlement   Notional        Market          Unrealized
 Short      Description     Month/Year   Amount          Value           Depreciation
-------------------------------------------------------------------------------------
   275      EURO FX         03/18        $ (40,860,308)  $ (42,788,281)  $(1,927,973)
-------------------------------------------------------------------------------------

INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------
 Number of
 Contracts                  Settlement   Notional        Market          Unrealized
 Long       Description     Month/Year   Amount          Value           Depreciation
-------------------------------------------------------------------------------------
   722      EURO STOXX 50   03/18        $  32,617,983   $  32,257,371   $  (360,612)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Number of
 Contracts                  Settlement   Notional        Market          Unrealized
 Short      Description     Month/Year   Amount          Value           Depreciation
-------------------------------------------------------------------------------------
 1,450      S&P 500 EMINI   03/18        $(197,547,240)  $(204,866,875)  $(7,319,635)
-------------------------------------------------------------------------------------
                                         $(164,929,257)  $(172,609,504)  $(7,680,247)
-------------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACTS                 $(205,789,565)  $(215,397,785)  $(9,608,220)
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 39

FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
Currency                       Currency                                           Settlement  Appreciation
Purchased    In Exchange for   Sold        Deliver           Counterparty         Date        (Depreciation)
------------------------------------------------------------------------------------------------------------
GBP                3,360,834   EUR             (3,851,835)   Bank of America NA   2/28/18     $  (19,114)
USD                2,446,163   TRY             (9,505,000)   Bank of New York     3/29/18        (43,818)
EUR                4,402,467   USD             (5,350,525)   Brown Brothers       2/28/18        121,593
                                                             Harriman & Co.
NZD                8,148,044   USD             (6,036,706)   Brown Brothers       2/21/18        (42,351)
                                                             Harriman & Co.
GBP                3,363,261   USD             (4,764,967)   Citibank NA          2/01/18          2,790
USD                4,517,047   GBP             (3,363,261)   Citibank NA          2/01/18       (250,709)
ARS               71,245,000   USD             (3,589,169)   Goldman Sachs        4/09/18        (77,321)
                                                             International
EUR                  749,265   USD               (929,706)   Goldman Sachs        2/28/18          1,605
                                                             International
INR              245,383,770   USD             (3,776,297)   JPMorgan Chase       3/05/18         69,377
                                                             Bank NA
USD                8,959,859   THB           (292,629,000)   JPMorgan Chase       2/26/18       (385,739)
                                                             Bank NA
BRL               33,779,032   USD            (10,607,327)   State Street Bank    4/30/18       (103,962)
                                                             & Trust Co.
EUR                3,807,196   GBP             (3,360,834)   State Street Bank    2/28/18        (36,371)
                                                             & Trust Co.
IDR          117,925,770,612   USD             (8,639,884)   State Street Bank    2/26/18        154,101
                                                             & Trust Co.
JPY              931,681,572   USD             (8,438,266)   State Street Bank    2/28/18        111,367
                                                             & Trust Co.
JPY              534,781,133   USD             (4,786,739)   State Street Bank    3/19/18        126,483
                                                             & Trust Co.
NZD                5,701,791   USD             (4,223,996)   State Street Bank    2/20/18        (29,254)
                                                             & Trust Co.
RUB              808,459,699   USD            (13,675,125)   State Street Bank    2/28/18        651,830
                                                             & Trust Co.
SEK               40,163,143   EUR             (4,125,002)   State Street Bank    2/08/18        (26,689)
                                                             & Trust Co.
THB              292,629,000   USD             (9,167,575)   State Street Bank    2/26/18        178,023
                                                             & Trust Co.
USD                4,737,645   KRW         (5,158,157,926)   State Street Bank    3/19/18        (87,822)
                                                             & Trust Co.
USD                3,994,983   NZD             (5,701,791)   State Street Bank    2/20/18       (199,759)
                                                             & Trust Co.
USD                5,704,748   NZD             (8,148,044)   State Street Bank    2/21/18       (289,608)
                                                             & Trust Co.
------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                      $ (175,348)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS    --   Argentine Peso
AUD    --   Australian Dollar
BRL    --   Brazilian Real
EGP    --   Egyptian Pound
EUR    --   Euro
GBP    --   Great British Pound
IDR    --   Indonesian Rupiah
INR    --   Indian Rupee
JPY    --   Japanese Yen
KRW    --   South Korean Won
NZD    --   New Zealand Dollar
RUB    --   Russian Ruble
SEK    --   Swedish Krona
THB    --   Thai Baht
TRY    --   Turkish Lira
USD    --   United States Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                                    Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities                $         --    $         --
Other Long-term Securities                          $428,783,660    $331,696,201

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2018, the Fund did not engage in cross trade activity-.

At January 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $993,551,015 was as follows:

        Aggregate gross unrealized appreciation for all investments in
          which there is an excess of value over tax cost                 $ 85,629,906

        Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value                  (28,545,269)
                                                                          ------------
        Net unrealized appreciation                                       $ 57,084,637
                                                                          ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 41

The following is a summary of the inputs used as of January 31, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------
                                     Level 1          Level 2          Level 3      Total
---------------------------------------------------------------------------------------------------
Convertible Corporate Bond           $           --   $    1,415,391   $        --  $    1,415,391
Convertible Preferred Stocks              4,180,742               --            --       4,180,742
Common Stocks
  Capital Goods
    Industrial Machinery                         --               --            31              31
  All Other Common Stocks               468,122,285               --            --     468,122,285
Asset Backed Securities                          --       32,839,980            --      32,839,980
Collateralized Mortgage Obligations              --       26,135,104            --      26,135,104
Corporate Bonds
  Insurance
    Reinsurance                                  --        1,531,415     9,640,640      11,172,055
  All Other Corporate Bonds                      --      152,683,599            --     152,683,599
U.S. Government and Agency
  Obligations                                    --       87,190,032            --      87,190,032
Foreign Government Bonds                         --       59,680,413            --      59,680,413
Senior Secured Floating
  Rate Loan Interests                            --       15,587,989            --      15,587,989
Rights/Warrants                                  --        2,332,798            --       2,332,798
Equity Linked Notes                              --      163,809,500            --     163,809,500
Commercial Papers                                --       10,584,586            --      10,584,586
Repurchase Agreement                             --        2,710,000            --       2,710,000
Over The Counter (OTC)
  Put Option Purchased                           --        1,739,129            --       1,739,129
Closed-End Fund                          20,235,586               --            --      20,235,586
---------------------------------------------------------------------------------------------------
Total Investments
  in Securities                      $  492,538,613   $  558,239,936   $ 9,640,671  $1,060,419,220
===================================================================================================
Other Financial Instruments
Unrealized depreciation
  on futures contracts               $   (9,608,220)  $           --   $        --  $   (9,608,220)
Unrealized depreciation
  on forward foreign
  currency contracts                             --         (175,348)           --        (175,348)
---------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments              $   (9,608,220)  $     (175,348)  $        --  $   (9,783,568)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------
                                                      Common       Corporate
                                                      Stocks       Bonds          Total
----------------------------------------------------------------------------------------------
Balance as of 7/31/17                                 $ 31         $13,554,387    $13,554,418
Realized gain (loss)(1)                                 --              (5,569)        (5,569)
Changed in unrealized appreciation (depreciation)(2)    --          (1,494,446)    (1,494,446)
Accrued discounts/premiums                              --                (196)          (196)
Purchases                                               --              42,781         42,781
Sales                                                   --          (2,456,317)    (2,456,317)
Transfers in to Level 3*                                --                  --             --
Transfers out of Level 3*                               --                  --             --
----------------------------------------------------------------------------------------------
Balance as of 1/31/18                                 $ 31         $ 9,640,640    $ 9,640,671
==============================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For six months ended January 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at January 31, 2018:   $ (1,408,815)
                                                                          ------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 43

Statement of Assets and Liabilities | 1/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $966,229,686)             $1,040,183,634
  Investments in affiliated issuers, at value (cost $21,240,000)                    20,235,586
  Cash                                                                               3,169,179
  Foreign currencies, at value (cost $44,801)                                           23,436
  Futures collateral                                                                12,531,000
  Forwards collateral                                                                  200,000
  Due from broker for futures                                                        9,573,047
  Receivables --
     Investment securities sold                                                     16,557,294
     Fund shares sold                                                               30,255,421
     Dividends                                                                       2,768,981
     Interest                                                                        5,067,838
  Other assets                                                                         111,419
-----------------------------------------------------------------------------------------------
        Total assets                                                            $1,140,676,835
===============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $   11,878,530
     Fund shares repurchased                                                         3,618,795
     Distributions                                                                      61,589
     Trustees' fees                                                                      1,861
  Forwards collateral                                                                1,657,103
  Variation margin for futures contracts                                               112,969
  Due to affiliates                                                                    137,707
  Net unrealized depreciation on futures contracts                                   9,608,220
  Net unrealized depreciation on forward foreign currency contracts                    175,348
  Reserve for repatriation taxes                                                       462,457
  Accrued expenses                                                                     309,631
-----------------------------------------------------------------------------------------------
        Total liabilities                                                       $   28,024,210
===============================================================================================
NET ASSETS:
  Paid-in capital                                                               $1,110,135,262
  Distributions in excess of net investment income                                  (5,218,372)
  Accumulated net realized loss on investments                                     (55,062,757)
  Net unrealized appreciation on investments (net of foreign capital gains tax
     of $462,457)                                                                   62,798,492
-----------------------------------------------------------------------------------------------
        Net assets                                                              $1,112,652,625
===============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $288,230,979/23,865,805 shares)                             $        12.08
  Class C (based on $361,474,555/30,022,103 shares)                             $        12.04
  Class K (based on $21,791,373/1,780,328 shares)                               $        12.24
  Class R (based on $519,006/42,833 shares)                                     $        12.12
  Class Y (based on $440,636,712/36,549,017 shares)                             $        12.06
MAXIMUM OFFERING PRICE:
  Class A ($12.08/95.5%)                                                        $        12.65
===============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Statement of Operations (unaudited)

For the Six Months Ended 1/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of foreign taxes
      withheld $104,690)                                                $16,868,463
   Dividends from unaffiliated issuers (net of foreign taxes
      withheld $298,931)                                                  6,197,177
   Dividends from affiliated issuers                                        148,254
-----------------------------------------------------------------------------------------------------
         Total investment income                                                         $23,213,894
=====================================================================================================
EXPENSES:
  Management fees                                                       $ 2,301,902
  Administrative expense                                                    136,624
  Transfer agent fees
     Class A                                                                 64,912
     Class C                                                                102,856
     Class K                                                                    164
     Class R                                                                  1,812
     Class Y                                                                182,879
  Distribution fees
     Class A                                                                323,516
     Class C                                                              1,654,771
     Class R                                                                  3,384
  Shareholder communications expense                                         10,660
  Custodian fees                                                             78,624
  Registration fees                                                          49,664
  Professional fees                                                          30,676
  Printing expense                                                           14,496
  Pricing expense                                                             6,877
  Trustees' fees                                                             17,369
  Miscellaneous                                                              38,541
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $ 5,019,727
     Less fees waived and expenses reimbursed by the Adviser                                 (15,728)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                        $ 5,003,999
-----------------------------------------------------------------------------------------------------
         Net investment income                                                           $18,209,895
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $36,213,623
     Futures contracts                                                   (9,978,979)
     Forward foreign currency contracts                                    (145,916)
     Other assets and liabilities denominated in foreign currencies          (2,431)     $26,086,297
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
         capital gains tax of $19,445)                                  $27,612,447
     Investments in affiliated issuers                                   (1,294,098)
     Futures contracts                                                   (6,206,222)
     Forward foreign currency contracts                                    (175,348)
     Other assets and liabilities denominated
         in foreign currencies                                            1,125,468      $21,062,247
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $47,148,544
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $65,358,439
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 45

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  1/31/18          Year Ended
                                                                  (unaudited)      7/31/17
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   18,209,895   $  44,185,557
Net realized gain (loss) on investments                               26,086,297       4,760,868
Change in net unrealized appreciation (depreciation) on
   investments                                                        21,062,247      61,319,191
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   65,358,439   $ 110,265,616
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.43 and $0.54 per share, respectively)              $   (9,302,204)  $ (10,973,844)
   Class C ($0.38 and $0.45 per share, respectively)                 (10,603,900)    (12,025,208)
   Class K ($0.45 and $0.57 per share, respectively)                     (39,665)        (23,613)
   Class R ($0.40 and $0.49 per share, respectively)                     (41,178)        (66,997)
   Class Y ($0.44 and $0.56 per share, respectively)                 (14,062,027)    (11,666,488)
-------------------------------------------------------------------------------------------------
      Total distributions to shareowners                          $  (34,048,974)  $ (34,756,150)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $  294,090,167   $ 271,760,085
Reinvestment of distributions                                         33,356,801      34,283,721
Cost of shares repurchased                                          (115,833,645)   (258,815,977)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                       $  211,613,323   $  47,227,829
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $  242,922,788   $ 122,737,295
NET ASSETS:
Beginning of period                                               $  869,729,837   $ 746,992,542
-------------------------------------------------------------------------------------------------
End of period                                                     $1,112,652,625   $ 869,729,837
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $   (5,218,372)  $  10,620,707
=================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

----------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                1/31/18      1/31/18         Year Ended   Year Ended
                                Shares       Amount          7/31/17      7/31/17
                                (unaudited)  (unaudited)     Shares       Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                      5,476,167   $ 65,161,448     5,026,883   $  56,156,115
Reinvestment of distributions      756,385      8,996,877       973,292      10,693,655
Less shares repurchased         (2,742,099)   (32,569,072)   (8,208,864)    (89,550,671)
----------------------------------------------------------------------------------------
      Net increase (decrease)    3,490,453   $ 41,589,253    (2,208,689)  $ (22,700,901)
========================================================================================
Class C
Shares sold                      5,284,303   $ 62,642,054     4,760,831   $  52,961,811
Reinvestment of distributions      881,755     10,456,923     1,087,729      11,914,014
Less shares repurchased         (2,736,959)   (32,361,237)   (8,142,310)    (88,705,319)
----------------------------------------------------------------------------------------
      Net increase (decrease)    3,429,099   $ 40,737,740    (2,293,750)  $ (23,829,494)
========================================================================================
Class K
Shares sold                      1,778,626   $ 21,757,831        24,008   $     257,480
Reinvestment of distributions        3,122         37,668         2,108          23,609
Less shares repurchased            (48,458)      (595,570)       (1,968)        (21,321)
----------------------------------------------------------------------------------------
      Net increase               1,733,290   $ 21,199,929        24,148   $     259,768
========================================================================================
Class R
Shares sold                         11,592   $    137,908        58,497   $     637,883
Reinvestment of distributions          937         11,177         1,006          11,219
Less shares repurchased           (118,857)    (1,417,292)      (25,720)       (289,974)
----------------------------------------------------------------------------------------
      Net increase (decrease)     (106,328)  $ (1,268,207)       33,783   $     359,128
========================================================================================
Class Y
Shares sold                     12,166,635   $144,390,926    14,483,632   $ 161,746,796
Reinvestment of distributions    1,166,500     13,854,156     1,055,620      11,641,224
Less shares repurchased         (4,118,006)   (48,890,474)   (7,348,703)    (80,248,692)
----------------------------------------------------------------------------------------
      Net increase               9,215,129   $109,354,608     8,190,549   $  93,139,328
========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year         Year        Year       Year
                                                             1/31/18       Ended        Ended        Ended       Ended      Ended
                                                             (unaudited)   7/31/17      7/31/16*     7/31/15*    7/31/14*   7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  11.69      $  10.57     $  11.15     $  11.94    $  11.07   $ 10.61
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.24(a)   $   0.67(a)  $   0.62(a)  $   0.60    $   0.69   $  0.61
   Net realized and unrealized gain (loss) on investments        0.58          0.99        (0.57)       (0.73)       0.80      0.78
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.82      $   1.66     $   0.05     $  (0.13)   $   1.49   $  1.39
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.43)     $  (0.54)    $  (0.63)    $  (0.66)   $  (0.62)  $ (0.73)
   Net realized gain                                               --            --           --           --          --     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.43)     $  (0.54)    $  (0.63)    $  (0.66)   $  (0.62)  $ (0.93)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.39      $   1.12     $  (0.58)    $  (0.79)   $   0.87   $  0.46
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.08      $  11.69     $  10.57     $  11.15    $  11.94   $ 11.07
====================================================================================================================================
Total return (b)                                                 7.09%(c)     16.13%        0.81%       (1.10)%     13.77%    13.52%
Ratio of net expenses to average net assets                      0.85%(d)      0.85%        0.85%        0.85%       0.85%     0.85%
Ratio of net investment income (loss) to average net assets      3.95%(d)      6.07%        5.99%        5.38%       6.62%     6.19%
Portfolio turnover rate                                            40%(c)       131%         109%         120%         99%      119%
Net assets, end of period (in thousands)                     $288,231      $238,281     $238,779     $266,899    $216,565   $49,263
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.86%(d)      0.92%        0.94%        0.95%       1.00%     1.37%
   Net investment income (loss) to average net assets            3.94%(d)      6.00%        5.90%        5.28%       6.47%     5.67%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year         Year        Year       Year
                                                             1/31/18       Ended        Ended        Ended       Ended      Ended
                                                             (unaudited)   7/31/17      7/31/16*     7/31/15*    7/31/14*   7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  11.66      $  10.55     $  11.12     $  11.91    $  11.04   $ 10.60
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.19(a)   $   0.57(a)  $   0.53(a)  $   0.51    $   0.57   $  0.52
   Net realized and unrealized gain (loss) on investments        0.57          0.99        (0.55)       (0.74)       0.82      0.75
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.76      $   1.56     $  (0.02)    $  (0.23)   $   1.39   $  1.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.38)     $  (0.45)    $  (0.55)    $  (0.56)   $  (0.52)  $ (0.63)
   Net realized gain                                               --            --           --           --          --     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.38)     $  (0.45)    $  (0.55)    $  (0.56)   $  (0.52)  $ (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.38      $   1.11     $  (0.57)    $  (0.79)   $   0.87   $  0.44
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.04      $  11.66     $  10.55     $  11.12    $  11.91   $ 11.04
====================================================================================================================================
Total return (b)                                                 6.59%(c)     15.12%        0.06%       (1.89)%     12.84%    12.39%
Ratio of net expenses to average net assets                      1.61%(d)      1.69%        1.69%        1.69%       1.72%     1.71%
Ratio of net investment income (loss) to average net assets      3.19%(d)      5.24%        5.16%        4.59%       5.73%     5.24%
Portfolio turnover rate                                            40%(c)       131%         109%         120%         99%      119%
Net assets, end of period (in thousands)                     $361,475      $310,023     $304,609     $353,686    $244,574   $35,074
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.61%(d)      1.69%        1.69%        1.69%       1.72%     2.13%
   Net investment income (loss) to average net assets            3.19%(d)      5.24%        5.16%        4.59%       5.73%     4.81%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 49

----------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year
                                                             1/31/18       Ended        Ended        12/1/14
                                                             (unaudited)   7/31/17      7/31/16*     to 7/31/15*
----------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 11.85       $ 10.69      $ 11.15      $ 11.50
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.26(a)    $  0.72(a)   $  0.57(a)   $  0.50
   Net realized and unrealized gain (loss) on investments       0.58          1.01        (0.37)       (0.37)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.84       $  1.73      $  0.20      $  0.13
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.45)      $ (0.57)     $ (0.66)     $ (0.48)
   Net realized gain                                              --            --           --           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.45)      $ (0.57)     $ (0.66)     $ (0.48)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.39       $  1.16      $ (0.46)     $ (0.35)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.24       $ 11.85      $ 10.69      $ 11.15
================================================================================================================
Total return (b)                                                7.16%(c)     16.65%        2.20%        1.13%(c)
Ratio of net expenses to average net assets                     0.59%(d)      0.63%        0.60%        0.63%(d)
Ratio of net investment income (loss) to average net assets     4.19%(d)      6.46%        5.51%        5.63%(d)
Portfolio turnover rate                                           40%(c)       131%         109%         120%
Net assets, end of period (in thousands)                     $21,791       $   558      $   245      $37,935
================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

----------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year
                                                             1/31/18       Ended        Ended        12/1/14
                                                             (unaudited)   7/31/17      7/31/16*     to 7/31/15*
----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 11.74       $ 10.62      $ 11.20      $ 11.50
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.21(a)    $  0.64(a)   $  0.59(a)   $  0.43
   Net realized and unrealized gain (loss) on investments       0.57          0.97        (0.58)       (0.30)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.78       $  1.61      $  0.01      $  0.13
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.40)      $ (0.49)     $ (0.59)     $ (0.43)
   Net realized gain                                              --            --           --           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.40)      $ (0.49)     $ (0.59)     $ (0.43)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.38       $  1.12      $ (0.58)     $ (0.30)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 12.12       $ 11.74      $ 10.62      $ 11.20
================================================================================================================
Total return (b)                                                6.74%(c)     15.53%        0.41%        1.16%(c)
Ratio of net expenses to average net assets                     1.34%(d)      1.37%        1.37%        1.40%(d)
Ratio of net investment income (loss) to average net assets     3.47%(d)      5.74%        5.68%        4.20%(d)
Portfolio turnover rate                                           40%(c)       131%         109%         120%
Net assets, end of period (in thousands)                     $   519       $ 1,751      $ 1,225      $   456
================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 51

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year         Year        Year       Year
                                                             1/31/18       Ended        Ended        Ended       Ended      Ended
                                                             (unaudited)   7/31/17      7/31/16*     7/31/15*    7/31/14*   7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  11.67      $  10.56     $  11.14     $  11.93    $  11.06   $ 10.62
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.25(a)   $   0.70(a)  $   0.63(a)  $   0.63    $   0.68   $  0.63
   Net realized and unrealized gain (loss) on investments        0.58          0.97        (0.56)       (0.74)       0.84      0.76
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.83      $   1.67     $   0.07     $  (0.11)   $   1.52   $  1.39
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.44)     $  (0.56)    $  (0.65)    $  (0.68)   $  (0.65)  $ (0.75)
   Net realized gain                                               --            --           --           --          --     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.44)     $  (0.56)    $  (0.65)    $  (0.68)   $  (0.65)  $ (0.95)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.39      $   1.11     $  (0.58)    $  (0.79)   $   0.87   $  0.44
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.06      $  11.67     $  10.56     $  11.14    $  11.93   $ 11.06
====================================================================================================================================
Total return (b)                                                 7.20%(c)     16.27%        1.00%       (0.89)%     14.01%    13.53%
Ratio of net expenses to average net assets                      0.65%(d)      0.65%        0.65%        0.65%       0.65%     0.65%
Ratio of net investment income (loss) to average net assets      4.14%(d)      6.38%        6.10%        5.58%       6.58%     6.23%
Portfolio turnover rate                                            40%(c)       131%         109%         120%         99%      119%
Net assets, end of period (in thousands)                     $440,637      $319,117     $202,134     $307,538    $288,838   $32,492
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.65%(d)      0.72%        0.72%        0.71%       0.71%     1.10%
   Net investment income (loss) to average net assets            4.14%(d)      6.31%        6.04%        5.52%       6.52%     5.79%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.


The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Notes to Financial Statements | 1/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares commenced operations on December 1, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 53

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 55

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2018, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.0% of net assets.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 57 the Fund's financial statements. The amount of cash deposited with/received from the broker as collateral at January 31, 2018 is recorded as "Forwards collateral" in the Statement of Assets and Liabilities. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

     At January 31, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2018, was $105,398,130.

     Forward foreign currency contracts outstanding at January 31, 2018, are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of January 31, 2018, the Fund had accrued $462,457 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $34,756,150
     ---------------------------------------------------------------------------
        Total                                                        $34,756,150
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

     ----------------------------------------------------------------------------
                                                                            2017
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 14,881,355
     Capital loss carryforward                                       (83,567,328)
     Current year dividend payable                                       (36,593)
     Net unrealized appreciation                                      39,930,464
     ----------------------------------------------------------------------------
          Total                                                     $(28,792,102)
     ============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of forward foreign currency contracts and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, Business Development Company
     (BDC) and interest on defaulted bonds.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $148,660 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 59 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

I.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 61 may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with/received from the broker as collateral at January 31, 2018 is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended January 31, 2018, was $(179,126,017).

     Open futures contracts outstanding at January 31, 2018 are listed in the Schedule of Investments.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of January 31, 2018 are disclosed in the Fund's Schedule of Investments.

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 63

     Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     There were no open credit default swaps contracts at January 31, 2018.

M.   Total Return Swap Contracts

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index. There were no open total return swaps contracts at January 31, 2018.

N.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written options contracts at January 31, 2018.

O.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 65

     Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended January 31, 2018, was $248,447. Purchased options open at period end are listed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.48% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2018 for Class C shares and December 1, 2019 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $78,310 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended January 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 5,973
Class C                                                                  (1,322)
Class K                                                                      57
Class R                                                                      96
Class Y                                                                   5,856
--------------------------------------------------------------------------------
  Total                                                                 $10,660
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $59,397 in distribution fees payable to the Distributor at January 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended January 31, 2018, CDSC in the amount of $13,423 were paid to the Distributor.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 67

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2018.

-----------------------------------------------------------------------------------------------
                 Derivative Assets  Derivatives     Non-Cash       Cash           Net Amount
                 Subject to Master  Available for   Collateral     Collateral     of Derivative
Counterparty     Netting Agreement  Offset          Received (a)   Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------
Bank of
  America NA     $       --         $       --      $  --          $         --   $        --
Bank of
  New York               --                 --         --                    --            --
Brown Brothers
  Harriman
  & Co.             121,593            (42,351)        --                    --        79,242
Citibank NA           2,790             (2,790)        --                    --            --
Goldman
  Sachs
  International       1,605             (1,605)        --                    --            --
JPMorgan
  Chase
  Bank NA            69,377            (69,377)        --                    --            --
State Street
  Bank &
  Trust Co.       1,221,804           (773,465)        --              (280,000)      168,339
-----------------------------------------------------------------------------------------------
  Total          $1,417,169         $ (889,588)     $  --          $   (280,000)  $   247,581
==============================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 69

---------------------------------------------------------------------------------------------------
                 Derivative Liabilities  Derivatives     Non-Cash     Cash          Net Amount
                 Subject to Master       Available for   Collateral   Collateral    of Derivative
Counterparty     Netting Agreement       Offset          Pledged (a)  Pledged (a)   Liabilities (c)
---------------------------------------------------------------------------------------------------
Bank of
  America NA     $   19,114              $       --      $ --         $        --   $   19,114
Bank of
  New York           43,818                      --        --                  --       43,818
Brown Brothers
  Harriman
  & Co.              42,351                 (42,351)       --                  --           --
Citibank NA         250,709                  (2,790)       --           1,377,103    1,625,022
Goldman
  Sachs
  International      77,321                  (1,605)       --                  --       75,716
JPMorgan
  Chase
  Bank NA           385,739                 (69,377)       --            (200,000)     116,362
State Street
  Bank &
  Trust Co.         773,465                (773,465)       --                  --           --
---------------------------------------------------------------------------------------------------
  Total          $1,592,517              $ (889,588)     $ --         $ 1,177,103   $1,880,032
===================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2018 was as follows:

-----------------------------------------------------------------------------------------
                                                   Foreign
Statement of             Interest         Credit   Exchange     Equity          Commodity
Assets and Liabilities   Rate Risk        Risk     Rate Risk    Risk            Risk
-----------------------------------------------------------------------------------------
Liabilities
 Net unrealized
   depreciation on
   futures contracts     $ --             $ --     $1,927,973   $7,680,247      $ --
 Net unrealized
   depreciation on
   forward foreign
   currency contracts    $ --             $ --     $ 175,348    $       --      $ --
-----------------------------------------------------------------------------------------
   Total Value           $ --             $ --     $2,103,321   $7,680,247      $ --
=========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2018 was as follows:

-----------------------------------------------------------------------------------------
                                                   Foreign
Statement of             Interest         Credit   Exchange     Equity          Commodity
Operations               Rate Risk        Risk     Risk Rate    Risk            Risk
-----------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts       $    1,138,625   $ --     $ (344,076)  $ (10,773,528)  $ --
 Forward foreign
   currency contracts                --     --       (145,916)             --     --
-----------------------------------------------------------------------------------------
   Total Value           $    1,138,625   $ --     $ (489,992)  $ (10,773,528)  $ --
=========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $           --   $ --     $ (549,526)  $  (5,656,696)  $ --
 Forward foreign
   currency contracts                --     --       (175,348)             --     --
-----------------------------------------------------------------------------------------
   Total Value           $           --   $ --     $ (724,874)  $  (5,656,696)  $ --
=========================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 71

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 73

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

                          This page is for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18 75

                          This page is for your notes.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 25512-06-0318

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 27, 2018

* Print the name and title of each signing officer under his or her signature.